     As filed with the Securities and Exchange Commission on April 25, 1997


                                                        Registration No. 2-86084

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No.                   ( )

                      Post-Effective Amendment No. 16                  (X)


                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 13                          (X)


                         NYLIAC MFA SEPARATE ACCOUNT-II
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000

                              Linda M. Reimer, Esq.
                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)

                                    Copy to:

Michael Berenson, Esq.                          Michael J. McLaughlin, Esq.
Jorden Burt Berenson & Johnson, LLP             Senior Vice President
1025 Thomas Jefferson St., N.W.                 and General Counsel
Suite 400 East                                  New York Life Insurance Company
Washington, D.C.  20007                         51 Madison Avenue
                                                New York, New York  10010

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

    immediately upon filing pursuant to paragraph (b) of Rule 485.
---

 X  on May 1, 1997 pursuant to paragraph (b) of Rule 485.
---

    60 days after filing pursuant to paragraph (a)(1) of Rule 485.
---
    on ___________ pursuant to paragraph (a)(1) of Rule 485.
---
    75 days after filing pursuant to paragraph (a)(2) of Rule 485.
---
    on ___________ pursuant to paragraph (a)(2) of Rule 485.
---


         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite amount of the securities being offered pursuant to this Registration Statement. On February 25, 1997, Registrant filed its Form 24F-2 for Registrant's most recent fiscal year.

                              CROSS REFERENCE SHEET



                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-4                            Prospectus Caption
----------------                            ------------------

 1.  Cover Page                             Cover Page

 2.  Definitions                            Definitions


 3.  Synopsis                               Policy Owner and Fund Expenses;
                                            Questions and Answers About the
                                            Facilitator (R)


 4.  Condensed Financial Information        Condensed Financial Information


 5.  General Description of Registrant,     New York Life Insurance and
     Depositor and Portfolio Companies      Annuity Corporation;
                                            The Variable Accounts;
                                            MainStay VP Series Fund, Inc.;
                                            Voting Rights



 6.  Deductions and Expenses                Charges and Deductions;
                                            Policy Owner and Fund Expenses;
                                            Federal Tax Matters; Distributor of
                                            the Policies



 7.  General Description of Variable        The Policies; Distributions Under
     Annuity Contracts                      the Policy; Voting Rights;
                                            Charges and Deductions; The Fixed
                                            Account


 8.  Annuity Period                         Income Payments

 9.  Death Benefit                          Distributions Under the Policy


10.  Purchases and Contract Value           Accumulation Period



11.  Redemptions                            Surrenders and Withdrawals;
                                            Income Payments;
                                            Cancellations


12.  Taxes                                  Federal Tax Matters

13.  Legal Proceedings                      Statement of Additional Information-
                                            Legal Proceedings

14. Table of Contents of the Statement of Statement of Additional Information Additional Information


83190-10

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional
Item of Form N-4                               Information Caption
----------------                             -----------------------

15. Cover Page                               Cover Page

16. Table of Contents                        Table of Contents


17. General Information & History            Not Applicable



18. Services                                 Safekeeping of Variable Account
                                             Assets


19. Purchase of Securities Being Offered     Distributor of the Policies

20. Underwriters                             Distributor of The Policies


21. Calculation of Performance Data          Investment Performance Calculations


22. Annuity Payments                         Valuation of Accumulation Units

23. Financial Statements                     Financial Statements

                         NYLIAC MFA SEPARATE ACCOUNT I


                         NYLIAC MFA SEPARATE ACCOUNT II


                                   PROSPECTUS


                                    FOR THE



                                FACILITATOR(R)*


                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES



                                   OFFERED BY


                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


                            (A DELAWARE CORPORATION)


                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010



    This prospectus describes the Multi-Funded Retirement Annuity Policies ("Policies" or, individually, "Policy") offered by New York Life Insurance and Annuity Corporation ("NYLIAC"). The Policies are primarily designed to assist individuals in their retirement planning regardless of whether the individual is covered under a plan which qualifies for special federal income tax treatment.



    Two types of Policies are described in this prospectus: A Single Premium Policy and a Flexible Premium Policy. Sales of both types of Policies have been discontinued, however, purchase payments are still being accepted under outstanding Policies. For Policies issued under plans that qualify for special federal income tax treatment for the participant, premium payments ("Purchase Payments") under either type of Policy may be allocated in whole or in part to the NYLIAC MFA Separate Account I ("Variable Account I"). For Policies that do not qualify for special federal income tax treatment, Purchase Payments may be allocated to the NYLIAC MFA Separate Account II ("Variable Account II").



    Prior to the Retirement Date, the Policy Owner may direct that Purchase Payments accumulate on a completely variable basis, a completely fixed basis, or a combination variable and fixed basis. Annuity payments ("Income Payments") for Qualified Policies may be elected to be received on a completely variable basis, completely fixed basis, or a combined variable and fixed basis; Income Payments for Non-Qualified Policies can be received on a fixed basis and, subject to state filing and review, on a variable basis or on a combined variable and fixed basis. The Policy Owner also has significant flexibility in determining the frequency and amount of each Purchase Payment and the Retirement Date on which Income Payments are scheduled to commence. The Policy Value can be withdrawn in whole or in part before the Retirement Date, although in certain circumstances withdrawals are subject to a surrender charge and tax penalty. The Policy provides the flexibility necessary to permit a Policy Owner to devise an annuity that best fits his or her needs.



    Both Variable Account I and Variable Account II (collectively, the "Variable Accounts") invest their assets in shares of the MainStay VP Series Fund, Inc. (the "Fund"), a mutual fund registered under the Investment Company Act of 1940. The Fund has available to the Variable Accounts three investment Portfolios: the MainStay VP Growth Equity Portfolio, the MainStay VP Bond Portfolio, and the MainStay VP Cash Management Portfolio (the "Eligible Portfolios" or the "Portfolios"). The Policy Value will vary in accordance with the investment performance of the Portfolios selected by the Policy Owner, and the Policy Owner bears the entire investment risk for any amounts allocated to the Variable Accounts.



    This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Policies and Variable Accounts is available free by writing NYLIAC at the address above or by calling (800) 343-2952. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.



                 THIS PROSPECTUS MUST BE ATTACHED TO A CURRENT
                PROSPECTUS FOR THE MAINSTAY VP SERIES FUND, INC.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.



    PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE



                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997



*FACILITATOR(R) IS NYLIAC'S REGISTERED SERVICE MARK FOR THE POLICIES AND IS NOT
                         MEANT TO CONNOTE PERFORMANCE.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
DEFINITIONS........................    3
POLICY OWNER AND FUND EXPENSES.....    5
QUESTIONS AND ANSWERS ABOUT THE
  FACILITATOR......................    7
CONDENSED FINANCIAL INFORMATION....   13
FINANCIAL STATEMENTS...............   18
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE VARIABLE
  ACCOUNTS.........................   19
  New York Life Insurance and
     Annuity Corporation...........   19
  The Variable Accounts............   19
  The Portfolios...................   20
  Additions, Deletions, or
     Substitutions of
     Investments...................   20
  Reinvestment.....................   21
THE POLICIES.......................   21
  Purpose of Policies..............   21
  Purchase Payments................   22
  Total Disability Benefit Rider...   22
  Transfers........................   23
  Accumulation Period..............   23
     (a) Crediting of Net Purchase
             Payments..............   23
     (b) Valuation of Accumulation
             Units.................   23
  Policy Owner Inquiries...........   24
CHARGES AND DEDUCTIONS.............   24
  Surrender Charges................   24
  Exceptions to Surrender Charges..   25
  Other Charges....................   25
  Taxes............................   27
DISTRIBUTIONS UNDER THE POLICY.....   27
  Surrenders and Withdrawals.......   27
     (a) Surrenders................   28
     (b) Partial Withdrawals.......   28
     (c) Periodic Partial
        Withdrawals................   28
     (d) Hardship Withdrawals......   28

                                     PAGE
                                     ----
  Cancellations....................   29
  Retirement Date..................   29
  Death Before Retirement..........   29
  Income Payments..................   30
     (a) Election of Income Payment
             Options...............   30
     (b) Fixed Income Payments.....   31
     (c) Variable Income
        Payments...................   31
     (d) Value of Variable Income
             Payments..............   32
     (e) Other Methods of
        Payment....................   32
     (f) Legal Developments
             Regarding Income
             Payments..............   33
     (g) Proof of Survivorship.....   33
  Delay of Payments................   33
  Designation of Beneficiary.......   33
  Restrictions Under the Texas
     Optional Retirement Program...   34
  Restrictions Under Internal
     Revenue Code Section
     403(b)(11)....................   34
THE FIXED ACCOUNT..................   34
     (a) Interest Crediting........   34
     (b) Surrender Charges.........   34
     (c) Transfers to Investment
             Divisions.............   35
     (d) General Matters...........   36
FEDERAL TAX MATTERS................   36
  Introduction.....................   36
  Taxation of Annuities in
     General.......................   36
  Qualified Plans..................   38
     (a) Section 403(b) Plans......   38
     (b) Individual Retirement
             Annuities.............   38
     (c) Corporate Pension and
             Profit-Sharing Plans
           and   H.R. 10 Plans.....   38
     (d) Deferred Compensation
             Plans.................   39
DISTRIBUTOR OF THE POLICIES........   39
VOTING RIGHTS......................   39
STATEMENT OF ADDITIONAL
  INFORMATION......................   41

                                  DEFINITIONS



ACCUMULATION PERIOD--The period between the initial Purchase Date and the Retirement Date.



ACCUMULATION UNIT--An accounting unit used to calculate the Policy Value prior to the Retirement Date. Each Investment Division of each Variable Account has a distinct Accumulation Unit value.



AGE--Age on the nearest birthday.



ALLOCATION ALTERNATIVES--The Investment Divisions of the applicable Variable Account and the Fixed Account constitute the Allocation Alternatives.



ANNUITANT--A person whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the Retirement Date, benefits under the Policy are paid.



ANNUITY UNIT--An accounting unit used to calculate Variable Income Payments.



BENEFICIARY--The person to whom benefits may be paid upon the Policy Owner's or the Annuitant's death. In the event a Beneficiary is not designated, the Policy Owner or the estate of the Policy Owner is the Beneficiary.



BUSINESS DAY--Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. We are closed on national holidays, Martin Luther King, Jr. Day and the Friday after Thanksgiving. In addition, we may choose to close on the day immediately preceding or following a national holiday. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.



ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The available mutual fund Portfolios of the MainStay VP Series Fund, Inc. The MainStay VP Series Fund, Inc. currently has three separate Portfolios available to the Variable Accounts: the MainStay VP Growth Equity Portfolio, the MainStay VP Bond Portfolio, and the MainStay VP Cash Management Portfolio.



FIXED ACCOUNT--Assets of NYLIAC that are not segregated in any of the separate accounts of NYLIAC.



FIXED INCOME PAYMENTS--Income Payments having a guaranteed amount.



FUND--MainStay VP Series Fund, Inc. ("MainStay VP Series Fund" and, formerly, "New York Life MFA Series Fund, Inc.").



INCOME PAYMENTS--Periodic payments made by NYLIAC to the Payee.



INVESTMENT DIVISION ("DIVISION")--A division of each of the Variable Accounts. There will be a separate Investment Division in each Variable Account for Single and Flexible Premium Policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.



NET PURCHASE PAYMENT--A Purchase Payment less any premiums for riders and less any required state premium tax.



NON-QUALIFIED POLICIES--Policies that do not qualify for special federal income tax treatment.



NYLIAC ("WE," "US," "OUR")--New York Life Insurance and Annuity Corporation, which is a wholly-owned Delaware subsidiary of New York Life Insurance Company.



PAYEE--The person designated to receive payments under an Income Payment option. The Payee may be the Policy Owner, the Annuitant, a Beneficiary or any person designated by the Policy Owner.

POLICY ANNIVERSARY--An anniversary of the Policy Date.



POLICY DATE--The date established when a Policy is issued, from which subsequent Policy Years, months and anniversaries are measured, unless otherwise indicated.



POLICY OWNER ("YOU," "YOUR")--The person designated as the owner in the Policy (or surviving spouse of the Policy Owner who is named as Beneficiary, or as Beneficiary and Contingent Annuitant, and who becomes the new Policy Owner), or as subsequently changed, and upon whose death prior to the Retirement Date benefits under the Policy may be paid. Generally, NYLIAC will not issue a Policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner.



POLICY VALUE--The sum of the values on any day during the Accumulation Period of the Accumulation Units, plus the amounts in the Fixed Account and interest credited on such amounts.



POLICY YEAR--A year commencing on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.



PURCHASE DATE--The Business Day on which a Purchase Payment is received by us and credited under the Policy.



PURCHASE PAYMENTS--The premiums paid by the Policy Owner to NYLIAC.



QUALIFIED POLICIES--Policies issued under plans that qualify for special federal income tax treatment.



RETIREMENT DATE--The date Income Payments are scheduled to begin under the Policy.



SERVICE OFFICE--An office authorized by NYLIAC to receive applications and/or Purchase Payments for the Policies.



VALUATION PERIOD--A period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.



VALUATION TIME--The time of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on any day on which the New York Stock Exchange is open.



VARIABLE ACCOUNT I--NYLIAC MFA Separate Account I, a segregated asset account established by NYLIAC to receive and invest Net Purchase Payments paid under Qualified Policies.



VARIABLE ACCOUNT II--NYLIAC MFA Separate Account II, a segregated asset account established by NYLIAC to receive and invest Net Purchase Payments paid under Non-Qualified Policies.



VARIABLE INCOME PAYMENTS--Income Payments that have no predetermined or guaranteed dollar amount. Variable Income Payments will vary in amount depending upon the investment experience of the Growth Equity Portfolio. The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division.

                         POLICY OWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                           FLEXIBLE PREMIUM POLICIES
 (SALES OF FLEXIBLE PREMIUM POLICIES WERE DISCONTINUED AS OF SEPTEMBER 1, 1989)


                                                            COMMON               MONEY
                                                            STOCK      BOND      MARKET
                                                            ------     -----     ------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of amount withdrawn)........................      7%         7%         7%
  Annual Policy Fee......................................      Lesser of $30 Per Policy
                                                             or 1% of the Policy Value.
VARIABLE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees.....................   1.25%      1.25%      1.25%
     Administration Fees.................................   0.50%      0.50%      0.50%
     Total Variable Account Annual Expenses..............   1.75%      1.75%      1.75%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average account value)
     Management Fees.....................................   0.25%      0.25%      0.25%
     Administration Fees.................................   0.20%      0.20%      0.20%
     Other Expenses......................................   0.13%      0.13%      0.19%
     Total Fund Annual Expenses(b).......................   0.58%      0.58%      0.64%


------------

(a) The contingent deferred sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge thereafter. (See "Surrender Charges" on page 24.)



(b) An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect the absence of this limitation in 1996.



     The purpose of this Table is to assist the Policy Owner in understanding the various costs and expenses that a Policy Owner will bear directly and indirectly. The Table reflects charges and expenses of the Variable Account as well as the Fund for the year ended December 31, 1996; charges and expenses may be higher or lower in future years. For more information on the charges described in this Table see Charges and Deductions on page 24 and the Fund Prospectus which accompanies this Prospectus. Premium taxes will be deducted from some Policies, in accordance with state law.



EXAMPLES


     A Policy Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

        1. If you surrender your Policy at the end of the applicable time period:


                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                         ------    -------    -------    --------
           Common Stock...............................    $ 105     $ 177      $ 241       $379
           Bond.......................................    $ 105     $ 177      $ 241       $379
           Money Market...............................    $ 106     $ 179      $ 244       $384


        2. If you do not surrender or annuitize your Policy:


                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                         ------    -------    -------    --------
           Common Stock...............................    $  34     $ 104      $ 176       $367
           Bond.......................................    $  34     $ 104      $ 176       $367
           Money Market...............................    $  35     $ 106      $ 179       $373


THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         POLICY OWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                            SINGLE PREMIUM POLICIES
  (SALES OF SINGLE PREMIUM POLICIES WERE DISCONTINUED AS OF DECEMBER 19, 1994)


                                                              COMMON           MONEY
                                                              STOCK    BOND    MARKET
                                                              ------   -----   ------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of Policy Value withdrawn).....................     7  %    7  %     7  %
VARIABLE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................  1.25  %  1.25%   1.25  %
     Total Variable Account Annual Expenses.................  1.25  %  1.25%   1.25  %
MAINSTAY VP SERIES FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value)
     Management Fees........................................  0.25  %  0.25%   0.25  %
     Administration Fees....................................  0.20  %  0.20%   0.20  %
     Other Expenses.........................................  0.13  %  0.13%   0.19  %
     Total Fund Annual Expenses(b)..........................  0.58  %  0.58%   0.64  %


------------

(a) The sales charge percentage declines from 7% during the first Policy Year to 1% in the seventh Policy Year with no charge thereafter. There are a number of exceptions to the surrender charges, including, that no surrender charge will be imposed if the amount withdrawn in any year is 10% or less of the beginning Policy Value. (See "Exceptions to Surrender Charges" on page 24.)


(b) An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect the absence of this limitation in 1996.



     The purpose of this Table is to assist the Policy Owner in understanding the various costs and expenses that a Policy Owner will bear directly and indirectly. The Table reflects charges and expenses of the Variable Account as well as the Fund for the year ended December 31, 1996; charges and expenses may be higher or lower in future years. For more information on the charges described in this Table see Charges and Deductions on page 24 and the Fund Prospectus which accompanies this Prospectus. Premium taxes will be deducted from some Policies, in accordance with state law.



EXAMPLES


     A Policy Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


     1. If you surrender your Policy at the end of the applicable time period:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
           Common Stock................................   $ 91     $ 113     $ 135      $216
           Bond........................................   $ 91     $ 113     $ 135      $216
           Money Market................................   $ 92     $ 115     $ 138      $223



     2. If you do not surrender or annuitize your Policy:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
           Common Stock................................   $ 19     $  58     $ 100      $216
           Bond........................................   $ 19     $  58     $ 100      $216
           Money Market................................   $ 19     $  60     $ 103      $223


THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 QUESTIONS AND ANSWERS ABOUT THE FACILITATOR(R)

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE FACILITATOR. REFERENCE SHOULD BE MADE TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION. ALSO, "YOU" OR "YOUR" REFERS TO THE POLICY OWNER; "WE," "US" OR "OUR" REFERS TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION.

     1. WHAT IS THE FACILITATOR?

     Facilitator is the name of the Multi-Funded Retirement Annuity Policies offered by NYLIAC. Such policies may be either Single Premium or Flexible Premium Policies. (See "The Policies" at page 21). Depending upon the type of Policy (Single Premium or Flexible Premium) and its purpose (Qualified or NonQualified), Net Purchase Payments may be allocated to one or more of the Investment Divisions of each of the Variable Accounts. The Variable Accounts in turn invest in shares of the Fund. The Policy Value will vary in amount according to the investment results of the Investment Divisions selected. Net Purchase Payments may also be allocated, in whole or in part, to the Fixed Account.

     2. WHAT IS A RETIREMENT ANNUITY AND WHY MAY BENEFITS VARY?

     A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the "Joint Annuitant") with a guaranteed number of Income Payments or for an ascertainable sum. Annuity payments which remain the same throughout the payment period are referred to in this prospectus as "Fixed Income Payments." Annuity payments which vary in accordance with the investment experience of the Growth Equity Portfolio are referred to in this prospectus as "Variable Income Payments." The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. Fixed Income Payments will always be the same specified amount. (See "Income Payments" at page 30.)

     3. WHAT ARE THE AVAILABLE ALLOCATION ALTERNATIVES?

     As selected by the Policy Owner, Net Purchase Payments are allocated to one or more of the following Allocation Alternatives:

           (a) Variable Accounts

             Variable Account I is used for Qualified Policies, and Variable Account II for Non-Qualified Policies. Each of the Variable Accounts consists of three Investment Divisions for Single Premium Policies and three for Flexible Premium Policies.

             The Investment Divisions of the Variable Accounts invest exclusively in shares of the Fund, a diversified, open-end management investment company with three separate portfolios available for investment under the Policies (the "Eligible Portfolios"):


                                              CORRESPONDING
         INVESTMENT DIVISION               ELIGIBLE PORTFOLIO
        ---------------------     -------------------------------------
        Common Stock Division     MainStay VP Growth Equity Portfolio
        Bond Division             MainStay VP Bond Portfolio
        Money Market Division     MainStay VP Cash Management Portfolio

             Each Investment Division of the Variable Accounts will invest exclusively in the corresponding Eligible Portfolio. The three Investment Divisions, together with the Fixed Account, constitute the Allocation Alternatives that generally are available under each type of Policy. For Non-Qualified Policies, the Common Stock Investment Division is not available in New York.

           (b) Fixed Account

             Net Purchase Payments or portions of Net Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account" at page 34.)

     4. CAN AMOUNTS BE TRANSFERRED AMONG THE ALLOCATION ALTERNATIVES?


     Prior to 30 days before the Retirement Date, transfers of the value of Accumulation Units in one Investment Division to another Investment Division within the applicable Variable Account, or to the Fixed Account, are permitted. The minimum amount which may be transferred generally is $1,000 for Single Premium Policies or $500 for Flexible Premium Policies. Transfers may be limited to no more than four in any one Policy Year. (See "Transfers" at page 23.)


     Transfers may also be made from the Fixed Account to the Investment Divisions but only in certain situations. (See "The Fixed Account" at page 34.)

     5. WHAT ARE THE CHARGES OR DEDUCTIONS?

     For Single Premium Policies, there is no anniversary charge for policy administration expenses or daily charges for administrative services.

     During the Accumulation Period for Flexible Premium Policies, a charge for Policy administration expenses will be made once each year on the Policy Anniversary if on that date the total cash value does not equal or exceed $10,000. This charge will be the lesser of $30 or 1% of the Policy Value at the end of the Policy Year. In addition, during the Accumulation Period, Flexible Premium Policies will be subject to a daily charge for administrative services equal to .50%, on an annual basis, of the daily asset value of the applicable Variable Account. (See "Other Charges" at page 25.)

     All Policies are subject to a daily charge for certain mortality and expense risks assumed by NYLIAC. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Variable Account. (See "Other Charges" at page 25.)


     Although there is no deduction from Purchase Payments for sales charges, a contingent deferred sales charge ("surrender charge") may be imposed on any partial withdrawal or surrender of the Policies. The amount of the charge under a Single Premium Policy declines from 7% during the first Policy Year to 1% during the seventh Policy Year, with no charge thereafter. For Single Premium Policies, four additional Purchase Payments may be made each Policy Year and Policy Years apply separately for each additional Purchase Payment. In the case of Flexible Premium Policies, this charge is imposed, as a percentage of the amount withdrawn, during the first ten years after the policy is issued; the applicable percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year, with no charge thereafter. (See "Surrender Charges" at page 24 and "Exceptions to Surrender Charges" at page 25.)

     Finally, the value of the Fund shares reflects management fees (0.25% of the aggregate daily net assets of the Fund for the available Portfolios) administration fees (0.20% of the aggregate daily net assets of the Fund) and other expenses deducted from the assets of the Fund. (See the prospectus for New York Life MFA Series Fund, Inc., "The Fund and its Management.")

     6. WHAT ARE THE MINIMUM AND MAXIMUM ADDITIONAL PURCHASE PAYMENTS?

     Any additional Purchase Payments under a Non-Qualified or Qualified Single Premium Policy must be at least $2,000 and may be limited to four in any one Policy Year.

     For a Flexible Premium Policy, Purchase Payments (of at least $40 each) can be made at any interval or by any method we make available. The available methods of payment are direct payments to NYLIAC, and preauthorized monthly deductions from bank checking accounts and public or private employee payroll deductions. For Non-Qualified Flexible Premium Policies, the maximum Purchase Payments (excluding the premium amounts for any riders) in each Policy Year is the greater of (a) twice the Purchase Payments scheduled to be paid in the first Policy Year, or (b) $7,500. In effect, you set the maximum payment when the Policy is applied for. However, Purchase Payments scheduled for the first Policy Year could not exceed $4,999.

     Purchase Payments under Qualified Flexible Premium Policies, and Purchase Payments and additional Purchase Payments under Qualified Single Premium Policies, may not be more than the amount permitted by law for the plan indicated in the application for the Policy.

     We reserve the right to limit the dollar amount of any Purchase Payment.

     7. HOW ARE NET PURCHASE PAYMENTS ALLOCATED AMONG THE ALLOCATION
        ALTERNATIVES?

     You may allocate Net Purchase Payments to any of the Allocation Alternatives each time you make a Purchase Payment, except in New York where the Common Stock Investment Division is not available for Non-Qualified Policies. You do not need to make allocations to each Allocation Alternative. Moreover, you may raise or lower the percentages of the Net Purchase Payment (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a Purchase Payment. The minimum amount which may be allocated to any one Allocation Alternative is $1,000 for a Single Premium Policy and $10 for a Flexible Premium Policy.

     8. WHAT HAPPENS IF PURCHASE PAYMENTS FOR A FLEXIBLE PREMIUM POLICY ARE NOT MADE?

     In the event that no Purchase Payment is received for two or more years in a row and both (a) the total Purchase Payments for the Policy, less any partial withdrawals and any surrender charges, and (b) the Policy Value, are less than $2,000, we reserve the right, subject to any applicable state insurance law or regulation, to terminate the Policy by paying you the Policy Value in one sum. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary unless a Purchase Payment is received before the end of that 90-day period. Unless the Policy is terminated, it can be continued until the Retirement Date.

     9. CAN MONEY BE WITHDRAWN FROM THE POLICY PRIOR TO THE RETIREMENT DATE?

     Yes, withdrawals ($100 minimum) may be made. We will pay you all or part of the Policy Value when we receive your written request before the Retirement Date and while the Annuitant is living. However, a withdrawal or surrender may be subject to a surrender charge as explained under Question 5 at page 8, and/or a penalty tax. (See "Distributions Under the Policy" at page 27 and "Federal Tax Matters" at page 36.)

     10. HOW WILL INCOME PAYMENTS BE DETERMINED ON THE RETIREMENT DATE?

     Income Payments under Qualified Policies can be either variable, fixed, or a combination of both. Income Payments under Non-Qualified Policies can be received on a fixed basis and, subject to state filing and review processes, on a variable basis or a combination of both. The Owner elects the type of payments.

     There are a number of ways to determine and receive Income Payments. They include monthly payments for a specified number of years, an annuity for life with payments guaranteed for a minimum of 5, 10, 15 or 20 years or a joint and survivor annuity.

     Fixed Income Payments will always be in the same specified amount. However, the amount of Variable Income Payments will increase or decrease according to the investment experience of a Common Stock Investment Division. The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. (See "Income Payments" at page 30.)

     11. WHAT IF THE ANNUITANT BECAME TOTALLY DISABLED?

     If you applied for and have a Total Disability Benefit rider included in your Flexible Premium Policy, it will provide for the crediting of benefit amounts as Net Purchase Payments to your Policy during the period of the Annuitant's total disability. There is an additional charge for this rider. (See "Total Disability Benefit Rider" at page 22.)

     12. WHAT HAPPENS IF THE ANNUITANT DIES BEFORE THE RETIREMENT DATE?

     In the event the Annuitant dies before the Retirement Date, we will pay the Beneficiary named in the Policy an amount equal to the greater of (a) the Policy Value or (b) the total Purchase Payments less any partial withdrawals, surrender charges, and premium amounts paid for riders. However, if the Policy Owner is the Annuitant and the Policy Owner/Annuitant's spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see "Death Before Retirement" at page 29 and "Federal Tax Matters" at page 36.)

     13. WHAT HAPPENS IF THE POLICY OWNER DIES BEFORE THE RETIREMENT DATE?

     In the event the Policy Owner dies before the Retirement Date, we will pay the Beneficiary named in the Policy an amount equal to the greater of (a) the Policy Value or (b) the total Purchase Payments less any partial withdrawals, surrender charges, and premium amounts paid for riders. Generally we will not issue a Policy unless the Policy Owner and Annuitant are the same person. (There are exceptions, however--for example, if the Policy Owner is to be a non-individual such as a trust or corporation.) However, if the Policy Owner is not the Annuitant but the Policy Owner's spouse is the Beneficiary, or if the

Policy Owner/Annuitant's spouse is the Beneficiary and Contingent Annuitant, the proceeds can be paid to the surviving spouse on the death of the Policy Owner prior to the Retirement Date, or the Policy can continue with the surviving spouse as the new Policy Owner. (See "Death Before Retirement" at page 29 and "Federal Tax Matters" at page 36.)

     14. WHAT IS A CONTINGENT ANNUITANT?

     Previously, a Contingent Annuitant could be named in the application for a Non-Qualified Policy. (Qualified Policies do not provide for the naming of a Contingent Annuitant.) The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before the Retirement Date if the Policy Owner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy. Currently, the Policies do not provide for the naming of Contingent Annuitants.

     15. WHAT ABOUT VOTING RIGHTS?

     You may instruct NYLIAC how to vote shares of the Fund held by your Variable Account. (See "Voting Rights" at page 39.)

     16. HOW IS THE PAST INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS CALCULATED?

     From time to time, NYLIAC may advertise yields and total returns for the Investment Divisions of the Variable Accounts. In addition, NYLIAC may advertise the effective yield of the Money Market Investment Divisions. These figures will be based on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.

     The yield of the Money Market Investment Divisions refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


     The yield of a Bond Investment Division refers to the annualized income generated by an investment in the Investment Division over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.


     The total return of a Bond or Common Stock Investment Division refers to return quotations assuming an investment has been held in the Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (after deduction of any applicable surrender charge) as of the last day of each of the periods for which total return quotations are provided.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular Policy. To the extent that the surrender charge is applicable to a particular Policy, the yield of that Policy will be reduced.

     For additional information regarding yields and total returns calculated using the standard formats briefly described above, please refer to the Statement of Additional Information.

     NYLIAC may from time to time also disclose average annual total return in non-standard formats and cumulative total return for the Investment Divisions. The non-standard average annual total return and cumulative total return will assume that no surrender charge is applicable. NYLIAC may from time to time also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the MFA Series Fund, but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.

     All non-standard performance data will only be disclosed if the standard performance data for the same period, as well as for the required periods, are also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

                        CONDENSED FINANCIAL INFORMATION

VARIABLE ACCOUNT I


     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the period from 1984 through 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report on the related financial statements appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto for the years ended December 31, 1996 and 1995, which appear in the Statement of Additional Information. Per unit data is based on average monthly units outstanding during the period.


                                                                   FOR THE PERIOD
                                                       JANUARY 23, 1984* TO DECEMBER 31, 1984
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/23/84....     $9.79      $9.79     $10.25     $10.24     $10.16     $10.16
Accumulation Unit value as of 12/31/84...     $9.65      $9.60     $11.20     $11.15     $10.99     $10.93
Number of units outstanding as of
  12/31/84...............................   110,607    103,538     54,212     53,620     50,248     64,613


                                                        JANUARY 1, 1985 TO DECEMBER 31, 1985
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/85.....    $ 9.65     $ 9.60     $11.20     $11.15     $10.99     $10.93
Accumulation Unit value as of 12/31/85...    $11.79     $11.68     $13.42     $13.29     $11.73     $11.61
Number of units outstanding as of
  12/31/85...............................   428,513    710,550    371,990    338,363     84,625    131,467

                                                        JANUARY 1, 1986 TO DECEMBER 31, 1986
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/86.....    $11.79     $11.68     $13.42     $13.29     $11.73     $11.61
Accumulation Unit value as of 12/31/86...    $12.01     $11.83     $15.07     $14.85     $12.35     $12.17
Number of units outstanding as of
  12/31/86............................... 2,459,061  3,626,426  1,993,244  2,262,947    182,666    209,949

                                                        JANUARY 1, 1987 TO DECEMBER 31, 1987
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/87.....    $12.01     $11.83     $15.07     $14.85     $12.35     $12.17
Accumulation Unit value as of 12/31/87...    $11.70     $11.47     $15.06     $14.76     $13.01     $12.75
Number of units outstanding as of
  12/31/87............................... 3,174,755  5,534,150  1,927,300  3,065,027    557,777    573,381

                                                        JANUARY 1, 1988 TO DECEMBER 31, 1988
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/88.....    $11.70     $11.47     $15.06     $14.76     $13.01     $12.75
Accumulation Unit value as of 12/31/88...    $13.50     $13.17     $16.10     $15.70     $13.82     $13.48
Number of units outstanding as of
  12/31/88............................... 2,593,056  5,503,878  1,654,124  3,202,898    539,844    833,372

                                                        JANUARY 1, 1989 TO DECEMBER 31, 1989
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/89.....    $13.50     $13.17     $16.10     $15.70     $13.82     $13.48
Accumulation Unit value as of 12/31/89...    $16.76     $16.27     $17.81     $17.28     $14.93     $14.48
Number of units outstanding as of
  12/31/89............................... 2,342,502  5,283,687  1,698,812  3,263,694    785,457  1,194,270
                                                        JANUARY 1, 1990 TO DECEMBER 31, 1990
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/90.....    $16.76     $16.27     $17.81     $17.28     $14.93     $14.48
Accumulation Unit value as of 12/31/90...    $15.54     $15.01     $18.87     $18.22     $15.96     $15.41
Number of units outstanding as of
  12/31/90............................... 2,214,950  5,254,923  1,674,155  3,259,172  1,046,450  1,346,706
                                                        JANUARY 1, 1991 TO DECEMBER 31, 1991
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/91.....    $15.54     $15.01     $18.87     $18.22     $15.96     $15.41
Accumulation Unit value as of 12/31/91...    $20.61     $19.80     $21.69     $20.84     $16.70     $16.04
Number of units outstanding as of
  12/31/91............................... 2,284,837  5,220,704  1,783,401  3,241,712    938,476  1,318,974
                                                        JANUARY 1, 1992 TO DECEMBER 31, 1992
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/92.....    $20.61     $19.80     $21.69     $20.84     $16.70     $16.04
Accumulation Unit value as of 12/31/92...    $22.90     $21.90     $23.19     $22.17     $17.07     $16.32
Number of units outstanding as of
  12/31/92............................... 2,766,943  5,343,557  2,112,825  3,248,734    815,708  1,114,559
                                                        JANUARY 1, 1993 TO DECEMBER 31, 1993
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/93.....    $22.90     $21.90     $23.19     $22.17     $17.07     $16.32
Accumulation Unit value as of 12/31/93...    $25.73     $24.48     $25.51     $24.26     $17.36     $16.51
Number of units outstanding as of
  12/31/93............................... 2,913,244  5,373,561  2,166,420  3,200,206    684,440    828,045

                                                        JANUARY 1, 1994 TO DECEMBER 31, 1994
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/94.....    $25.73     $24.48     $25.51     $24.26     $17.36     $16.51
Accumulation Unit value as of 12/31/94...    $25.72     $24.34     $24.34     $23.03     $17.81     $16.85
Number of units outstanding as of
  12/31/94............................... 2,852,828  5,351,888  1,851,148  2,989,443    489,793    691,078


                                                        JANUARY 1, 1995 TO DECEMBER 31, 1995
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/95.....    $25.72     $24.34     $24.34     $23.03     $17.81     $16.85
Accumulation Unit value as of 12/31/95...    $32.81     $30.90     $28.44     $26.78     $18.57     $17.48
Number of units outstanding as of
  12/31/95............................... 2,674,820  5,051,929  1,570,132  2,773,811    443,723    637,190

                                                        JANUARY 1, 1996 TO DECEMBER 31, 1996
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/96.....    $32.81     $30.90     $28.44     $26.78     $18.57     $17.48
Accumulation Unit value as of 12/31/96...    $40.34     $37.80     $28.66     $26.85     $19.26     $18.05
Number of units outstanding as of
  12/31/96............................... 2,485,512  4,660,979  1,292,105  2,419,661    350,349    512,967


------------
* Effective date of original registration statement.

VARIABLE ACCOUNT II


     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the period from 1984 through 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report on the related financial statements appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto for the years ended December 31, 1996 and 1995, which appear in the Statement of Additional Information. Per unit data is based on average monthly units outstanding during the period.



                                               FOR THE PERIOD JANUARY 23, 1984
                                                    TO DECEMBER 31, 1984*
                                          ------------------------------------------
                                                  BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/23/84....    $10.23     $10.23     $10.16     $10.16
Accumulation Unit value as of 12/31/84...    $11.25     $11.16     $10.99     $10.93
Number of units outstanding as of
  12/31/84...............................    68,315     20,493     99,371     25,693

                                                                   FOR THE PERIOD
                                                       JANUARY 18, 1985* TO DECEMBER 31, 1985
                                                        JANUARY 1, 1985 TO DECEMBER 31, 1985
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value beginning of
  period.................................    $10.00     $10.00     $11.25     $11.16     $10.99     $10.93
Accumulation Unit value as of 12/31/85...    $11.79     $11.68     $13.47     $13.31     $11.73     $11.61
Number of units outstanding as of
  12/31/85...............................   553,232     62,905    858,915     95,436    130,129     41,998

                                                        JANUARY 1, 1986 TO DECEMBER 31, 1986
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/86.....    $11.79     $11.68     $13.47     $13.31     $11.73     $11.61
Accumulation Unit value as of 12/31/86...    $12.01     $11.83     $15.13     $14.87     $12.35     $12.17
Number of units outstanding as of
  12/31/86............................... 3,637,419    391,373  4,112,082    386,725    242,590     54,590
                                                        JANUARY 1, 1987 TO DECEMBER 31, 1987
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/87.....    $12.01     $11.83     $15.13     $14.87     $12.35     $12.17
Accumulation Unit value as of 12/31/87...    $11.70     $11.47     $15.12     $14.78     $13.01     $12.75
Number of units outstanding as of
  12/31/87............................... 3,924,474    544,419  3,098,546    430,626    723,476     89,337
                                                        JANUARY 1, 1988 TO DECEMBER 31, 1988
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/88.....    $11.70     $11.47     $15.12     $14.78     $13.01     $12.75
Accumulation Unit value as of 12/31/88...    $13.50     $13.17     $16.16     $15.73     $13.82     $13.48
Number of units outstanding as of
  12/31/88............................... 2,660,790    517,898  2,410,480    425,492    689,116    106,127
                                                        JANUARY 1, 1989 TO DECEMBER 31, 1989
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/89.....    $13.50     $13.17     $16.16     $15.73     $13.82     $13.48
Accumulation Unit value as of 12/31/89...    $16.76     $16.27     $17.87     $17.31     $14.93     $14.48
Number of units outstanding as of
  12/31/89............................... 2,227,862    486,052  2,256,246    407,608    928,897    145,821

                                                        JANUARY 1, 1990 TO DECEMBER 31, 1990
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/90.....    $16.76     $16.27     $17.87     $17.31     $14.93     $14.48
Accumulation Unit value as of 12/31/90...    $15.54     $15.01     $18.94     $18.25     $15.96     $15.41
Number of units outstanding as of
  12/31/90............................... 2,053,173    469,198  2,131,300    379,901  1,140,319    160,350

                                                        JANUARY 1, 1991 TO DECEMBER 31, 1991
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/91.....    $15.54     $15.01     $18.94     $18.25     $15.96     $15.41
Accumulation Unit value as of 12/31/91...    $20.61     $19.80     $21.77     $20.87     $16.70     $16.04
Number of units outstanding as of
  12/31/91............................... 2,131,325    452,668  2,280,073    366,317  1,008,342    145,561
                                                        JANUARY 1, 1992 TO DECEMBER 31, 1992
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/92.....    $20.61     $19.80     $21.77     $20.87     $16.70     $16.04
Accumulation Unit value as of 12/31/92...    $22.90     $21.90     $23.28     $22.20     $17.07     $16.32
Number of units outstanding as of
  12/31/92............................... 2,819,763    450,395  2,833,731    361,717  1,051,672    116,833
                                                        JANUARY 1, 1993 TO DECEMBER 31, 1993
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/93.....    $22.90     $21.90     $23.28     $22.20     $17.07     $16.32
Accumulation Unit value as of 12/31/93...    $25.73     $24.48     $25.60     $24.30     $17.36     $16.51
Number of units outstanding as of
  12/31/93............................... 3,212,290    451,814  3,085,495    329,502    696,844     89,155
                                                        JANUARY 1, 1994 TO DECEMBER 31, 1994
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/94.....    $25.73     $24.48     $25.60     $24.30     $17.36     $16.51
Accumulation Unit value as of 12/31/94...    $25.72     $24.34     $24.43     $23.07     $17.81     $16.85
Number of units outstanding as of
  12/31/94............................... 3,185,075    443,527  2,533,048    302,955    603,513     76,118
                                                        JANUARY 1, 1995 TO DECEMBER 31, 1995
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/95.....    $25.72     $24.34     $24.43     $23.07     $17.81     $16.85
Accumulation Unit value as of 12/31/95...    $32.81     $30.90     $28.54     $26.82     $18.57     $17.48
Number of units outstanding as of
  12/31/95............................... 2,964,118    428,464  2,176,703    276,158    638,761     66,541

                                                        JANUARY 1, 1996 TO DECEMBER 31, 1996
                                          ----------------------------------------------------------------
                                              COMMON STOCK              BOND              MONEY MARKET
                                          INVESTMENT DIVISIONS  INVESTMENT DIVISIONS  INVESTMENT DIVISIONS
                                          --------------------  --------------------  --------------------
                                           SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                           PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                          POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                          ---------  ---------  ---------  ---------  ---------  ---------
Accumulation Unit value as of 1/1/96.....    $32.81     $30.90     $28.54     $26.82     $18.57     $17.48
Accumulation Unit value as of 12/31/96...    $40.34     $37.80     $28.76     $26.89     $19.26     $18.05
Number of units outstanding as of
  12/31/96............................... 2,844,305    395,139  1,809,261    237,839    392,968     52,058


------------
* Effective date of original registration statement.

                              FINANCIAL STATEMENTS


     The audited financial statements of NYLIAC (including the auditor's report thereon) for the fiscal years ended December 31, 1996, 1995 and 1994 and of Variable Accounts I and II (including the auditor's report thereon) for the years ended December 31, 1996 and 1995 are included in the Statement of Additional Information.


                                     * * *

     This Prospectus describes only the variable aspects of the Policies, except where fixed aspects are specifically mentioned. See the Policy itself for a description of the fixed aspects.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                           AND THE VARIABLE ACCOUNTS

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the Policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's Financial Statements are found in the Statement of Additional Information.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. New York Life had consolidated total assets amounting to $78.8 billion at the end of 1996, and is authorized to do business in all states, the District of Columbia and the Commonwealth of Puerto Rico. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.


     THE VARIABLE ACCOUNTS

     Each of the Variable Accounts (segregated asset accounts of NYLIAC) was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Variable Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Variable Accounts. The Variable Accounts meet the definition of "separate account" under the federal securities laws.

     Although the assets of each of the Variable Accounts belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and are not chargeable with liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Variable Accounts exceed the reserves and other liabilities of that Variable Account). The income, capital gains and capital losses incurred on the assets of the Variable Accounts are credited to or are charged against the assets of those Variable Accounts, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Variable Accounts is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.

     Each of the Variable Accounts currently has six Investment Divisions, three of which invest Flexible Premium Policy Net Purchase Payments and three of which invest Single Premium Policy Net Purchase Payments solely in the corresponding eligible Portfolios of the Fund. The Eligible Portfolios are the Growth Equity Portfolio, the Bond Portfolio and the Cash Management Portfolio.


     Additional Investment Divisions may be added at the discretion of NYLIAC.

     THE PORTFOLIOS



     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.



     THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.


     The Fund's shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding". Although we do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various Contracts participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.


     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:



          FUND               INVESTMENT ADVISERS          ELIGIBLE PORTFOLIOS
   MainStay VP Series     MacKay-Shields Financial          MainStay VP Cash
       Fund, Inc.                Corporation                   Management
   MainStay VP Series      New York Life Insurance     MainStay VP Growth Equity
       Fund, Inc.                  Company                  MainStay VP Bond



     Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. The Fund prospectus should be read carefully before any decision is made concerning the allocation of Net Purchase Payments to an Investment Division corresponding to a particular Eligible Portfolio.


     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company, if the shares of the Eligible Portfolios are no longer available for investment, or, if in NYLIAC's judgment, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Variable Accounts. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to a Policy Owner's interest in an Investment Division will not be made until the Policy Owner has been notified of the change. Nothing contained herein shall prevent the Variable Accounts from purchasing other securities for other series or classes of policies, or from effecting a conversion between series or classes of policies on the basis of requests made by Policy Owners.

     Each of the Variable Accounts currently has six Investment Divisions, three of which invest Flexible Premium Policy Net Purchase Payments and three of which invest Single

Premium Policy Net Purchase Payments solely in the corresponding Eligible Portfolios of the Fund. NYLIAC may also establish additional Investment Divisions for each of the Variable Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. New Investment Divisions may be established when, in the sole discretion of NYLIAC, marketing, tax, investment or other conditions so warrant. Any new Investment Divisions will be made available to existing Policy Owners on a basis to be determined by NYLIAC. NYLIAC may also eliminate one or more Investment Divisions, if, in its sole discretion, marketing, tax, investment or other conditions so warrant.

     In the event of any such substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the Policies, the Variable Accounts may be operated as management companies under the Investment Company Act of 1940, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

                                  THE POLICIES

     PURPOSE OF POLICIES

     The Policies described in this prospectus are designed to establish retirement benefits for two types of purchasers.

     The first type of purchaser is one who is eligible to participate in, and purchases a Policy for use with, any one of the following: (1) pension, profit sharing, or annuity plans qualified under Sections 401 and 403(a) of the Internal Revenue Code (the Code): (2) annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code; (3) individual retirement annuities (IRAs) meeting the requirements of Section 408(b) or 408(k) of the Code; or (4) deferred compensation plans with respect to service for state and local governments (and certain other entities) under
Section 457 of the Code. Policies purchased by these individuals for use with these plans are referred to as "Qualified Policies." (See "Federal Tax Matters" at page 36.)

     The second type of purchaser is one who purchases a Policy other than those described above. Policies purchased by these individuals are referred to as Non-Qualified Policies.

     To the extent amounts under the Policies are allocated to the Investment Divisions of the Variable Accounts, the Policies are intended to provide a sum at retirement which will tend to have reflected changes in the cost of living before retirement, without the necessity of paying supplementary premiums to match any increase in living costs which might occur during those years. The Policy Value will fluctuate based on the investment experience of the Investment Divisions selected by the Policy Owner. NYLIAC does not guarantee the investment performance of the Variable Accounts or of the Fund, and the Policy Owner bears the entire investment risk with respect to amounts allocated to the Investment Divisions of the Variable Accounts. There is no assurance that the investment objectives will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Variable Accounts are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Fund.

     PURCHASE PAYMENTS

     In all cases, up to four additional Purchase Payments may be made to Single Premium Policies in any Policy Year. Each additional Purchase Payment must be at least $2,000.

     For Flexible Premium Policies, Purchase Payments (of at least $40 each) may be made at any interval, or by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC, and pre authorized monthly deductions from bank checking accounts and public or private employee payroll deductions. Although the Policy Owner plans a schedule of Purchase Payments for Non-Qualified Flexible Premium Policies, Purchase Payments may be made at any time before the Retirement Date and while the Annuitant and the Policy Owner are living, and may be increased or decreased at any time, provided that the aggregate amount of Purchase Payments for any Policy Year (excluding any premium amounts for riders) may not be more than the greater of (a) twice the Purchase Payments scheduled to be paid in the first Policy Year or (b) $7,500. However, Purchase Payments scheduled for the first Policy Year may not exceed $4,999.

     For Qualified Policies, the Purchase Payments made in any Policy Year may not be more than the amount permitted by the plan or by law for the plan indicated in the application for the Policy. NYLIAC reserves the right to limit the dollar amount of any Purchase Payment.


     If no Purchase Payments are made under a Flexible Premium Policy for two or more Policy Years in a row, and both (a) the total Purchase Payments made, less any partial withdrawals and any surrender charges, and (b) the Policy Value, are less than $2,000, then NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel the Policy and pay the Policy Owner the Policy Value. (See "Cancellations" at page 29.)



     The Purchase Date (the date the Purchase Payment is credited to the Policy) for a subsequent Purchase Payment is the Business Day on which it is received at NYLIAC's Service Office.


     TOTAL DISABILITY BENEFIT RIDER

     NYLIAC will credit a benefit amount as a Net Purchase Payment for the Policy when proof is furnished that the Annuitant has been totally disabled for at least 6 consecutive months if the rider is in force. No benefit amounts will be credited to the Policy after the Retirement Date or, if earlier, after the Policy Anniversary on which the Annuitant is Age 65. Currently, this Rider is not being offered and the information here and in the Statement of Additional Information relates only to existing Riders.

     TRANSFERS


     Prior to 30 days before the Retirement Date, amounts may be transferred between Investment Divisions of the same Variable Account or to the Fixed Account, without charge. The minimum value of Accumulation Units that may be transferred from one Investment Division to another Investment Division within the Variable Accounts, or to the Fixed Account, is the lesser of (i) $1,000 for Single Premium Policies or $500 for Flexible Premium Policies or (ii) the total value of the Accumulation Units in the Investment Division. The remaining Accumulation Units in the Investment Division must have a value of at least $100. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division would be less than $100, it will be included in the transfer. NYLIAC reserves the right to limit the number of transfers to no more than four in any one Policy Year.


     Depending on state filing and review processes, transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. (See "The Fixed Account" at page 34.)


     Transfer requests must be in writing on a form provided by NYLIAC. Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Valuation Period during which NYLIAC's Service Office receives the transfer request. (See "Delay of Payments" at page 33.)


     ACCUMULATION PERIOD

     (a) Crediting of Net Purchase Payments

     The Policy Owner may allocate a portion of each Net Purchase Payment to one or more Allocation Alternatives as long as such portions are in whole number percentages, except in New York where the Common Stock Investment Division is not available for Non-Qualified Policies. The minimum amount that may be allocated to any one Allocation Alternative is $1,000 for a Single Premium Policy and $10 for a Flexible Premium Policy.

     That portion of each Net Purchase Payment allocated to a designated Investment Division of a Variable Account under both Single Premium and Flexible Premium Policies is credited to the Policy in the form of Accumulation Units. The number of Accumulation Units credited to a Policy is determined by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division for the Valuation Period during which the Purchase Payment is received at NYLIAC's Executive Office or at a Service Office. The value of an Accumulation Unit will vary in accordance with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" at page 34 for a description of interest credited thereto.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units is expected to increase or decrease from Valuation Period to Valuation Period. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the risk charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

     POLICY OWNER INQUIRIES


     Policy Owner inquiries should be addressed to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, N.Y., N.Y. 10010, or made by calling
(212) 576-7243.


                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from Purchase Payments, a surrender charge (sometimes referred to as a contingent deferred sales charge) is imposed on certain partial withdrawals and surrenders to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. The surrender charge is measured as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     In the case of a surrender, the surrender charge is deducted from the amount paid to the Policy Owner. In the case of a partial withdrawal, surrender charges are deducted from the remaining value of the Allocation Alternatives from which Policy Owners direct NYLIAC to make partial withdrawals. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, the remainder of the charge will be deducted from the amount withdrawn from that Allocation Alternative.

     For Single Premium Policies, the surrender charge is 7% of the amounts withdrawn during the first Policy Year after the initial Purchase Payment is made. The amount of the charge declines 1% for each additional Policy Year so there is no charge after the seventh Policy Year, as shown in the following chart. A surrender charge will be made for amounts withdrawn from an additional Purchase Payment during the first seven Policy Years following that payment. For each additional Purchase Payment, the second Policy Year begins on the first anniversary of such additional Purchase Payment, and so on.

     AMOUNT OF SURRENDER CHARGE

                                    POLICY YEAR                                CHARGE
        --------------------------------------------------------------------   ------
        1...................................................................     7%
        2...................................................................     6%
        3...................................................................     5%
        4...................................................................     4%
        5...................................................................     3%
        6...................................................................     2%
        7...................................................................     1%
        8 and later.........................................................     0%

     Under a Single Premium Policy, a partial withdrawal will be made from the Allocation Alternatives from which Policy Owners direct NYLIAC to make partial withdrawals, from the value attributable to the earliest Purchase Payment(s), in the order in which they were made. Surrender charges are deducted in the same manner.

     For Flexible Premium Policies, the surrender charge is 7% of the amounts withdrawn or surrendered during the first four Policy Years. The amount of the charge declines 1% for each additional Policy Year, until the tenth Policy Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE


                                    POLICY YEAR                                CHARGE
        --------------------------------------------------------------------   ------
        1-4.................................................................     7%
          5.................................................................     6%
          6.................................................................     5%
          7.................................................................     4%
          8.................................................................     3%
          9.................................................................     2%
         10.................................................................     1%
         11 and later.......................................................     0%


     EXCEPTIONS TO SURRENDER CHARGES


     There are a number of exceptions to the imposition of a surrender charge. First, under a Single Premium Policy, no surrender charge will be applied if the total amount withdrawn in any Policy Year is 10% or less of the Policy Value at the beginning of that Policy Year (the surrender charge will be applied to amounts withdrawn in a Policy Year that are in excess of 10% of the Policy Value at the beginning of that Policy Year). The amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Variable Accounts. (See "The Fixed Account" at page 34.) Second, no surrender charge will be applied if a withdrawal or surrender of at least $2,000 is made and the entire amount is applied under certain Income Payment options in the Policy. However, if within 7 years for Single Premium Policies or 10 years for Flexible Premium Policies, as measured from the Policy Date, any unpaid amount applied under such Income Payment options is withdrawn, a surrender charge will be applied to the amount withdrawn. Third, no surrender charge will be applied if NYLIAC cancels the Policy. (See "Cancellations" at page 29.) Fourth, no surrender charge will be applied when proceeds are paid on the death of the Policy Owner or the Annuitant. Finally, in no event may the aggregate surrender charges under a Policy exceed 8.5% of the total Net Purchase Payments. (See "The Fixed Account" at page 34 for additional exceptions to the imposition of a surrender charge.)


     OTHER CHARGES


     During the Accumulation Period for Flexible Premium Policies, NYLIAC imposes certain charges which have been set at a level to recover no more than the cost for providing policy administration services in connection with the processing of periodic Purchase Payments. A charge for policy administration expenses will be made once each Policy Year on the Policy Anniversary if on that date the total cash value does not equal or exceed $10,000. This charge will be the lesser of $30 or 1% of the Policy Value at the end of the Policy Year. This charge is intended to offset the additional administrative expenses of billing, collecting, processing, and confirming Purchase Payments for Flexible Premium Policies. It is also intended to offset the cost of establishing and maintaining the available methods of payment. (See "Purchase Payments" at page 22.) It will be deducted from each Allocation Alternative in proportion to its percentage of the Policy Value on the Policy Anniversary.


     In addition, during the Accumulation Period, Flexible Premium Policies will be subject to a daily charge for administrative services equal to .50%, on an annual basis, of the daily net asset value of the applicable Variable Account. This charge is intended to offset the additional administrative service expenses of Flexible Premium Policies including:

(i) processing changes in future Purchase Payment allocations, (ii) providing Net Purchase Payment histories and the appropriate unit valuations associated with those Purchase Payments, and (iii) providing Policy Owners with the more extensive annual notices and other notices required for many Flexible Premium Policies.

     Larger Flexible Premium Policies may bear a portion of the cost of administering smaller Flexible Premium Policies because the charge deducted for administrative services expenses is a percentage of net asset value.

     For Single Premium Policies, there is no anniversary charge for policy administration expenses or daily charge for administrative services. Administrative costs are lower for Single Premium Policies. However, in all cases, a $2,000 minimum additional Purchase Payment as compared with a $480 minimum scheduled yearly Purchase Payment, $40 minimum payable at any time for Flexible Premium Policies is required. Therefore, administrative expenses for Single Premium Policies as a percentage of the Purchase Payment remitted are relatively insignificant when compared to Flexible Premium Policy expenses.

     For Flexible Premium and Single Premium Policies, NYLIAC also imposes risk charges to compensate it for bearing certain mortality and expense risks under the Policies. The Policies contain guaranteed minimum monthly fixed Income Payment amount tables. NYLIAC promises to continue to make Income Payments to each Annuitant, determined according to those tables and other provisions contained in the Policy, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. Thus, neither an Annuitant's own longevity nor a greater improvement in life expectancy than that anticipated in those tables will have an adverse effect on the Income Payments received under the Policy. Therefore, the Annuitant is relieved of the risk of outliving the fund accumulated for retirement. That risk is NYLIAC's. A risk also arises from NYLIAC's guarantee that if the Annuitant or the Policy Owner dies prior to the Retirement Date, an amount will be paid to the Beneficiary which will be equal to the greater of (a) the sum of all Purchase Payments less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or (b) the Policy Value. (See "Death Before Retirement" at page 29.) These risks are termed the mortality risk. In addition, NYLIAC assumes the risk that the annual charges may be insufficient to cover the actual costs incurred by NYLIAC for providing policy administration services to Policy Owners and Annuitants. Moreover, NYLIAC does not anticipate that the surrender charges on withdrawals and surrenders will generate sufficient funds to pay the distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from NYLIAC's general corporate funds, including the amount derived from the risk charge. For assuming these risks, NYLIAC makes a daily charge equal to a percentage of the value of the net assets in the Variable Accounts. This charge is equal, on an annual basis, to 1.25% (of which .75% is attributable to mortality risks and
 .50% to expense risks) of the daily net asset values in the case of Single Premium Policies, and 1.75% (of which .75% is attributable to mortality risks,
 .50% to expense risks, and .50% for the administrative services described above) in the case of Flexible Premium Policies. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.

     NYLIAC guarantees that these charges will not be increased.

     The value of the assets in the Variable Accounts will reflect the value of Fund shares and therefore the fees and expenses paid by the Fund, which are described in the Fund's prospectus.

     TAXES

     NYLIAC will, where such taxes are imposed by state law, deduct premium taxes relative to the Policy either (i) when a Purchase Payment is received,
(ii) when a surrender or cancellation occurs, or (iii) at the Retirement Date. Applicable premium tax rates depend upon such factors as the Policy Owner's current state of residency, and the insurance laws and the status of NYLIAC in states where premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters" at page 36.) Based upon these expectations, no charge is being made currently to the Variable Accounts for corporate federal income taxes which may be attributable to the Variable Accounts.

     NYLIAC will review the question of a charge to the Variable Accounts for corporate federal income taxes periodically. Such a charge may be made in future years for any federal income taxes incurred by NYLIAC. This might become necessary if the tax treatment of NYLIAC is ultimately determined to be other than what NYLIAC currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in NYLIAC's tax status. In the event that NYLIAC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policies, the Policy Value of the Policies would be correspondingly adjusted by any provision or charge for such taxes.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS


     The Policy Owner may make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the Policy to receive part or all of the Policy Value under both Flexible and Single Premium Policies, at any time before the Retirement Date and while the Annuitant is living, by sending a written request to NYLIAC. The amount available for withdrawal is the Policy Value at the end of the Valuation Period during which the surrender or withdrawal request is received (established periodic partial withdrawal request date for periodic partial withdrawals) at NYLIAC's Service Office, less any surrender charges, any applicable policy fee and any premium taxes required by law to be deducted. If at the time the Policy Owner makes a withdrawal or surrender request, he or she has not provided NYLIAC with a written election not to have federal income taxes withheld, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal, and remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. All surrenders or withdrawals will be paid within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law) in connection with a request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See "Delay of Payments" at page 33.)

     Since the Policy Owner assumes the investment risk with respect to amounts allocated to the Variable Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than the total Purchase Payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General" at page 36.)

     (a) Surrenders


     A surrender charge and any premium tax required by law, if applicable, will be deducted from the amount paid. The proceeds will be paid in a lump sum to the Policy Owner unless the Policy Owner elects a different Income Payment method. (See "Income Payments" at page 30.)


     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with the Policy Owner's request.

     If the value in any of the Allocation Alternatives from which the withdrawal is being made is less than or equal to the amount requested from that Allocation Alternative, NYLIAC will pay the entire value of that Allocation Alternative, less any surrender charge that may apply, to the Policy Owner. The Policy Owner must tell NYLIAC how a partial withdrawal is to be allocated among the Allocation Alternatives.

     (c) Periodic Partial Withdrawals


     Policy Owners may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See above.)


     A confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of funds in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, a check will be sent out for less than the scheduled amount and future payments will cease until new Policy Owner instructions have been received designating new periodic partial withdrawal Allocation Alternatives.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "hardship withdrawals." The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For Single Premium Policies the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other surrender charge free withdrawals in that Policy Year, exceed 10% of the Policy Value.

     CANCELLATIONS

     NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel a Flexible Premium Policy if no Purchase Payments are made for 2 or more Policy Years in a row, and both (a) the total Purchase Payments made, less any partial withdrawals and any surrender charges, and (b) the Policy Value, are less than $2,000. If such a cancellation occurs, NYLIAC will pay the Policy Owner the Policy Value.

     Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel Single Premium Policies that have a Policy Value of less than $2,000, and pay the Policy Owner the Policy Value.

     We will notify the Policy Owner in the annual report of our intention to exercise these rights on the 90th day following that Policy Anniversary, unless a Flexible Premium Policy Purchase Payment or Single Premium Policy additional Purchase Payment is received before the end of that 90-day period.

     RETIREMENT DATE

     The Policy Owner specifies a Retirement Date. The Retirement Date is the day that Income Payments are scheduled to commence under the Policy unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Policy Owner may defer the Retirement Date to any Policy Anniversary before the Annuitant will be Age 75 or to a later date agreed to by NYLIAC, provided that written notice of the request is received by NYLIAC at least one month before the last selected Retirement Date. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE RETIREMENT


     If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date) dies prior to the Retirement Date, an amount will be paid, as of the date proof of death and all requirements necessary to make the payment are received, as proceeds to the designated Beneficiary. That amount will be the greater of: (a) the sum of all Purchase Payments less any partial withdrawals, and surrender charges made before notification of death, and less premium amounts for any riders; or (b) the Policy Value. This formula guarantees that the amount paid will at least equal the sum of all Purchase Payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders), independent of the investment experience of the Variable Accounts. The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options.


     If a Policy Owner of a Policy issued after January 18, 1985, dies before the Retirement Date, the Policy will no longer be in force and we will pay as proceeds to the Beneficiary an amount which is the greater of "(a)" or "(b)" as they are described in the preceding paragraph. Payment will be made in a lump sum to the Beneficiary unless the Policy Owner has elected or the Beneficiary elects otherwise in a signed written notice which gives us the facts that we need. If such an election is properly made, all or part of these proceeds will be:

          (i) applied under options 1A or 1B. (See "Income Payments" at page 30.) However, any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the Owner's death will be paid in one lump sum to the Beneficiary; or

          (ii) used to purchase an immediate annuity for the Beneficiary who will be the owner and annuitant. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the Policy Owner's death (as determined for federal tax purposes), and must begin within one year after the Policy Owner's death.

     The value of the proceeds will be determined at the end of the Valuation Period during which death occurs.

     For Policies issued after January 18, 1985, if the Policy Owner and the Annuitant are not the same person and the Policy Owner's spouse is the Beneficiary, or if the Policy Owner and the Annuitant are the same individual and the Policy Owner's spouse is the Beneficiary and the Contingent Annuitant, the proceeds can be paid to the surviving spouse if the Policy Owner dies before the Retirement Date or the Policy can continue with the Policy Owner's surviving spouse as the new Policy Owner. Generally, NYLIAC will not issue a Policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General" at page 36.)

     If the Annuitant and Joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     Any distribution or application of Policy proceeds will be made within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments" at page 33.)

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     Income Payments can be either variable, fixed or a combination of both. At any time before the Retirement Date, the Policy Owner may change the Income Payment option or request any other method of payment agreeable to NYLIAC. If an Income Payment option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, proof of birth date may be required before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater.

     In the event that an Income Payment option is not selected, NYLIAC will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed) in accordance with Income Payment option 3A and the Annuity Benefit section of the Policy.

     Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total Purchase Payments if the Annuitant dies before the actuarially predicted date of death.

     For Income Payment options not involving life contingencies (options 1A, 1B, 2A, 2A-V or 2B below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See "Other Charges" at page 25.)

     (b) Fixed Income Payments

     The Policy Owner (or the Beneficiary upon the death of the Annuitant, or the Policy Owner prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:

          1A. Interest Accumulation. NYLIAC credits interest (at least 3 1/2% per year) on the funds remaining under this Income Payment option. This amount can be withdrawn at any time in sums of $100 or more. Interest is paid to the date of withdrawal on sums withdrawn.

          1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3% per year), every 3 months or 6 months, or once each year, as chosen, based on the funds remaining under this Income Payment option.

          2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.

          2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interests have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3
      1/2% on the funds remaining under the Income Payment option.

          3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the Payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the Payee dies sooner.

          3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the Payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the Payee dies sooner.

          3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two Payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both Payees die sooner.

     (c) Variable Income Payments

     For Qualified Policies and, depending on state filing and review processes, for Non-Qualified Policies, the Policy Owner (or the Beneficiary upon the death of the Annuitant or the Policy Owner prior to the Retirement Date) may also elect to have a portion or all of the Policy Value used to provide Income Payments under one of the Variable Income Payment options described below:

          2A-V. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. The current value of any remaining Income Payments may be withdrawn in whole or in part at any time before the expiration of the number of years elected.

          3A-V. Life Income-Guaranteed Period. NYLIAC will make an Income Payment each month during the lifetime of the Payee. Income Payments will be made for a guaranteed period of 5, 10, 15, or 20 years, as elected, even if the Payee dies sooner.

          3C-V. Life Income-Joint and Survivor. NYLIAC will make an Income Payment each month during the joint lifetime of two Payees, and continuing for the remaining lifetime of the survivor. Income Payments will be made for a guaranteed period of 10 years, even if both Payees die sooner.

     (d) Value of Variable Income Payments


     The value of Variable Income Payments will reflect the investment experience of the Common Stock Investment Division. The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. The annuity tables in the Policy, which are used to calculate the value of Variable Income Payments, are based on an "assumed investment result" of 4% (3 1/2% if the Policy is issued for delivery in Florida or Texas). If the actual net investment experience exactly equals the "assumed investment result," then the Variable Income Payments will remain the same (equal to the first Income Payment). However, if actual investment experience exceeds the "assumed investment result," then the Income Payments will increase; conversely, if actual experience is worse, the Income Payments will decrease.


     If a higher "assumed investment result" were used, the first Income Payment would be larger, but subsequent payments would increase more slowly or decrease more quickly.

     The value of all payments (both fixed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

     The method of computation of Variable Income Payments is described in more detail in the Statement of Additional Information.

     (e) Other Methods of Payment

     If NYLIAC agrees, the Policy Owner (or the Beneficiary upon the death of the Annuitant, or the Policy Owner prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.

     A Payee receiving payments under Income Payment options 1A, 1B, 2A, 2A-V or 2B may later elect (with NYLIAC's permission) to have any unpaid amount placed under another method of payment.

     If a Payee dies on or after the Retirement Date, any unpaid Policy proceeds must be paid under the method of payment being used as of the date of the Payee's death. (For certain restrictions on methods of payment, see "Federal Tax Matters" at page 36.)

     (f) Legal Developments Regarding Income Payments

     Income Payment options involving life income are based on annuity tables that provide the same benefit payments to men and women of the same age. In some states, however, the use of such tables is restricted to Policies affected by the 1983 Supreme Court decision in Arizona Governing Committee v. Norris. In those states, Income Payment options involving life income will be based on annuity tables that provide different benefit payments to men and women of the same age, unless NYLIAC is requested to endorse the policy to use unisex actuarial tables in order to comply with the intent of the Norris decision. If a Policy is to be used in connection with an employment-related retirement or benefit plan, consideration should be given, in consultation with legal counsel, to whether the Policy should be endorsed to use unisex actuarial tables.

     In addition, legislation was introduced in Congress which, had it been enacted, would have required the use of tables that do not vary on the basis of sex for some or all annuities. Currently, several states have enacted such laws.

     (g) Proof of Survivorship


     Satisfactory proof of survival may be required, from time to time, before any Income Payments or other benefits will be paid. The proof will be requested at least 30 days prior to the next scheduled benefit payment date.


     DELAY OF PAYMENTS

     Payment of any amounts due from the Variable Accounts under the Policy will occur within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission; or

          3. The Securities and Exchange Commission permits a delay for the protection of security holders.

     For the same reasons, transfers from the Variable Accounts to the Fixed Account may be delayed.

     DESIGNATION OF BENEFICIARY

     The Policy Owner may select one or more Policy Beneficiaries and name them in the application. Thereafter, before the Retirement Date and while the Annuitant is living, the Policy Owner may change the Beneficiary by written notice to NYLIAC. If before the Retirement Date, the Annuitant dies before the Policy Owner and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the Policy Owner. If the Policy Owner is the Annuitant, the proceeds pass to the Policy Owner's estate.

     However, if the Policy Owner who is not the Annuitant dies before the Retirement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the Policy Owner's estate.

     RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer before the account can be redeemed.


     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)


     Distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction; the earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may nonetheless be subject to a 10% additional income tax as a premature distribution. To the extent that these limitations on distributions conflict with the redeemability provisions of the Investment Company Act, NYLIAC relies upon the November 28, 1988 SEC "No-Action" letter for exemptive relief.

     Under the terms of your plan you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                               THE FIXED ACCOUNT

     The Fixed Account includes all of NYLIAC's assets except those assets allocated to separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. An interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly neither the Fixed Account nor any interests therein are generally subject to the provisions of these statutes, and NYLIAC has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to Net Purchase Payments or portions of Net Purchase Payments allocated or transferred to the Fixed Account under the Policies. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

     (b) Surrender Charges


     Surrender charges may be applied to withdrawals from the Fixed Account. (See "Surrender Charges" at page 24.) In addition to the "Exceptions to Surrender Charges" described at page 25, subject to any applicable state insurance law or regulation, a surrender charge will not be imposed on any amount which is withdrawn from the Fixed Account if on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and the Policy Owner, within 60 days after that Policy Anniversary, withdraws part or all of that amount allocated to the Fixed Account. (For Single Premium Policies, this determination is made independently, for each additional Purchase Payment or portion of each additional Purchase Payment transferred to the Fixed Account, on the anniversary of each such Purchase Payment; for Flexible Premium Policies, NYLIAC reserves the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)


     (c) Transfers to Investment Divisions

     Depending on state filing and review processes, amounts may be transferred from the Fixed Account to the Variable Account Investment Divisions up to 30 days prior to the Retirement Date, subject to the following conditions.

          1. An amount may be transferred from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and the Policy Owner, within 60 days after that Policy Anniversary, makes a request for such transfer. There is no minimum transfer requirements under this condition.

          2. For Single Premium Policies, during the first seven Policy Years following the Purchase Payment to which an amount to be transferred is attributed, an amount equal to 10% or less of the Policy Value at the beginning of the Policy Year may be transferred during that Policy Year from the Fixed Account to the Investment Divisions. However, any amount so transferred will reduce, by an equivalent amount, the total amount that may be withdrawn during that Policy Year from the Policy Value under the first exception to the imposition of surrender charges described at "Exceptions to Surrender Charges" at page 24. In addition, any amount withdrawn during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that may be transferred under this condition in that same Policy Year. For each Purchase Payment, the second Policy Year begins on the first anniversary of that Purchase Payment, and so on.

          3. For Flexible Premium Policies, except as stated in (c)1 above, transfers are not permitted from the Fixed Account during the first ten Policy Years.

          4. Transfers of at least the minimum amount are permitted, for Single Premium Policies, after the first seven Policy Years following the Purchase Payment to which an amount to be transferred is attributed, or, for Flexible Premium Policies, after the first ten Policy Years. The minimum amount that may be transferred from the Fixed Account to the Investment Divisions is the lesser of (i) $1,000 for Single Premium Policies or $500 for Flexible Premium Policies or (ii) the cash value (accumulation value) of the Fixed Account attributed to that Purchase Payment for Single Premium Policies or the total value of the Fixed Account for Flexible Premium Policies. (Additionally, for Flexible Premium Policies, the remaining values in the Fixed Account must be at least $100. If, after a contemplated transfer, the remaining values in the

     Flexible Premium Policy Fixed Account would be less than $100, that amount may be included in the transfer.)


     For both Single and Flexible Premium Policies, NYLIAC reserves the right to limit the total number of transfers to no more than four in any one Policy Year. NYLIAC also reserves the right to limit the dollar amount of any such transfers. (See "Transfers" at page 23.)


     Transfer requests must be in writing on a form provided by NYLIAC.

     (d) General Matters

     Payments of any amount due from the Fixed Account may be delayed.

     See the Policy itself for details and a description of the Fixed Account.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     The Qualified Policies were designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 401, 403, 408 or 457 of the Internal Revenue Code of 1986 (the "Code"). The ultimate effect of federal income taxes on the Policy Value, on Income Payments and on the economic benefit to the Policy Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before making a Purchase Payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws except with respect to the imposition of any state premium taxes.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the Policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity contract owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (accumulation value) (i.e., "withdrawals") or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, an owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the Policy Owner's Policy Value over the Policy Owner's investment in the contract during the taxable year with respect to Purchase Payments made after February 28, 1986. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total Policy Value. The "investment in the contract" generally equals the portion, if any, of any Purchase Payments paid by or on behalf of an individual under a Policy which is not excluded from the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero. A special rule may apply to such surrenders or withdrawals from Qualified Policies with respect to investment in the contract as of December 31, 1986.

     Withdrawal and annuity payments generally are subject to federal income tax withholding. However, recipients generally may elect not to have tax withheld from distributions, except that withholding is mandatory with respect to certain distributions from section 401(a), 403(a) and 403(b) plans.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the annuity starting date, amounts received are first treated as taxable income to the extent that the Policy Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the Policy, in general, only the portion of the Income Payment that represents the amount by which the Policy Value exceeds the "investment in the contract" will be taxed; after the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For Variable Income Payments, in general the taxable portion (prior to recovery of the investment in the contract) is determined by a formula which establishes a specific dollar amount of each Income Payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For Fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution pursuant to a Qualified or Non-Qualified Policy, there may be imposed a penalty tax equal to 10% of the amount treated as taxable income. The Penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer is actual age 59 1/2, (2) made as a result of the Policy Owner's death or disability, or (3) received in substantially equal installments as a life annuity.

     All non-qualified, deferred annuity contracts entered into after October 21, 1988 issued by NYLIAC (or its affiliates) to the same Policy Owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same Policy Owner. Accordingly, a Policy Owner should consult a competent tax advisor before purchasing more than one Policy or other annuity contract.

     A transfer of ownership of a Policy, or designation of an annuitant or other beneficiary who is not also the Policy Owner, may result in certain income or gift tax consequences to the Policy Owner that are beyond the scope of this discussion. A Policy Owner contemplating any transfer or assignment of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, NYLIAC makes no attempt to provide more than general information about use of the Policies with the various types of qualified plans. Policy Owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy issued in connection therewith. Purchasers of Policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Policy therefor.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.


          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Accounts are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Accounts on a tax-deferred basis.


          (c) Corporate Pension and Profit-Sharing Plans and H.R. 10
     Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies to provide benefits under the plans.


          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 3 1/2%. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the Policies. Purchasers of Policies will be informed prior to purchase of any applicable special arrangement.

                                 VOTING RIGHTS

     To the extent required by law, the Eligible Portfolio shares held in the Variable Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, NYLIAC may elect to do so.

     As a result of a change in Maryland law, the Fund is no longer required to hold routine annual stockholder meetings. The Fund's Board of Directors has decided not to hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in Policy Owners having a lesser role in governing the business of the Fund.

     The number of votes which are available to a Policy Owner will be calculated separately for each Investment Division of the Variable Accounts. That number will be determined by applying his or her percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     Prior to the Retirement Date, the Policy Owner holds a voting interest in each Investment Division to which Policy Value is allocated. The number of votes which are available to a Policy Owner will be determined by dividing the Policy Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     After the Retirement Date, the person receiving Variable Income Payments has the voting interest. The number of votes after the Retirement Date will be determined by dividing the reserve for such Policy allocated to a Common Stock Investment Division by the net asset value per share of the Growth Equity Portfolio. After the Retirement Date, the votes attributable to a Policy decrease as the reserves allocated to a Common Stock Investment Division decrease. In determining the number of votes, fractional shares will be recognized.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

     Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                      STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
THE POLICIES.........................................................................     2
INVESTMENT PERFORMANCE CALCULATIONS..................................................     4
NEW YORK LIFE MFA SERIES FUND, INC. .................................................     8
GENERAL MATTERS......................................................................     8
FEDERAL TAX MATTERS..................................................................     9
DISTRIBUTOR OF THE POLICIES..........................................................    10
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS...............................................    10
STATE REGULATION.....................................................................    10
RECORDS AND REPORTS..................................................................    11
LEGAL PROCEEDINGS....................................................................    11
INDEPENDENT ACCOUNTANTS..............................................................    11
OTHER INFORMATION....................................................................    11
FINANCIAL STATEMENTS.................................................................   F-1

The Facilitator:
A contemporary retirement annuity
for dynamic financial times
YOUR  STATEMENTS  OF
ADDITIONAL  INFORMATION

                                      LOGO

                         NYLIAC MFA SEPARATE ACCOUNT I

                         NYLIAC MFA SEPARATE ACCOUNT II
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE

                                FACILITATOR(R)*
                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)

                                  MAY 1, 1997



     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the current Facilitator Prospectus. Accordingly, this Statement should be read in conjunction with the current Facilitator Prospectus, dated May 1, 1997, which may be obtained by calling NYLIAC at (212) 576-7243, or writing to New York Life Insurance and Annuity Corporation at 51 Madison Avenue, New York, New York 10010. Terms used in the current Facilitator Prospectus are incorporated in this Statement.


                               TABLE OF CONTENTS


                                                                                 PAGE
                                                                                 ----
THE POLICIES..................................................................     2
     Total Disability Benefit Rider...........................................     2
     Valuation of Accumulation Units..........................................     2
     Computation of Variable Income Payments..................................     3
     Contingent Annuitant.....................................................     4
INVESTMENT PERFORMANCE CALCULATIONS...........................................     4
     Money Market Investment Division.........................................     4
     Bond Investment Division Yields..........................................     5
     Bond and Common Stock Standard Total Return Calculations.................     6
     Other Performance Data...................................................     7
MAINSTAY VP SERIES FUND, INC. ................................................     8
GENERAL MATTERS...............................................................     8
FEDERAL TAX MATTERS...........................................................     9
     Taxation of New York Life Insurance and Annuity Corporation..............     9
     Tax Status of the Policies...............................................     9
DISTRIBUTOR OF THE POLICIES...................................................    10
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS........................................    10
STATE REGULATION..............................................................    10
RECORDS AND REPORTS...........................................................    11
LEGAL PROCEEDINGS.............................................................    11
INDEPENDENT ACCOUNTANTS.......................................................    11
OTHER INFORMATION.............................................................    11
FINANCIAL STATEMENTS..........................................................   F-1


* Facilitator(R) is NYLIAC's registered service mark for the Policies and is not meant to connote performance.

                                  THE POLICIES

     The following provides additional information about the Policies, to supplement the description in the Prospectus, which may be of interest to some Policy Owners.

     TOTAL DISABILITY BENEFIT RIDER

     As described in the Prospectus, the Total Disability Benefit Rider credits benefit amounts as Net Purchase Payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the Policy after either the Retirement Date or, if earlier, the Policy Anniversary on which the Annuitant is Age 65. The Annuitant is considered to be totally disabled if unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities; (i) those that start prior to the Annuitant's fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.

     The benefit amount for each month during a period of total disability will be determined as follows: (a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the Basic Plan Premiums (Purchase Payments less premium amounts paid for riders) paid or credited within the 60 months before the disability began; (b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the Basis Plan Premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;
(c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled Basic Plan Premiums for the first Policy Year divided by 12 or the total Basic Plan Premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect. However, for a Flexible Premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a Flexible Premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See "Federal Tax Matters-Qualified Plans" at page 38 of the Prospectus.)

     For Non-Qualified Policies, only total disabilities of the Primary Annuitant (the person named as the Annuitant in the application for a Policy) are covered. However, previously, if the Contingent Annuitant became the Annuitant, the Policy Owner could apply to NYLIAC to have a new rider included in the Policy to cover the Contingent Annuitant. New sales of the Total Disability Rider have been discontinued.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of each Variable Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Valuation Period equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Valuation Period multiplied by the "Net Investment Factor" for that Investment Division for the current Valuation Period.

     The Net Investment Factor for each Investment Division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

          (a) is the result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

                (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus (only in the case of Variable Account II Investment Divisions),

             (3) a charge or credit, if any, for taxes; and

          (b) is the net result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of Variable Account II Investment Divisions),

            (2) a charge or credit, if any, for taxes; and

          (c) is a factor representing the charges deducted from the applicable Investment Division on a daily basis. For Flexible Premium Policies the factor is equal, on an annual basis, to 1.75% of the daily net asset value of Variable Accounts I and II, respectively. This factor represents a charge of 1.25% for mortality and expense risks (of which .75% is attributable to mortality risks and .50% to expense risks) and a charge of .50% for administrative services. For Single Premium Policies, such factor is equal, on an annual basis, to 1.25% of the daily net asset value of Variable Accounts I and II, respectively, and represents the charge for mortality and expense risks (of which .75% is attributable to mortality risks and .50% to expense risks). (See "Other Charges" at page 25 of the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

     COMPUTATION OF VARIABLE INCOME PAYMENTS

     Monthly Income Payments paid by NYLIAC on a variable basis are computed as follows. The Policy Value (or portion of the Policy Value used to provide Variable Income Payments) is applied under the table contained in the Policy corresponding to the payment method elected by the Policy Owner. This will produce a dollar amount which is the first monthly payment.

     In order to determine subsequent monthly payments, the Policy is credited with Variable Annuity Units in the Investment Divisions of the Variable Accounts corresponding to the Growth Equity Portfolio. The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock In vestment Division. The number of Annuity Units credited is determined by dividing the first monthly payment by the value of one Annuity Unit on the Retirement Date. Thereafter, each monthly payment is calculated by multiplying the number of Annuity Units so credited by the value of an Annuity Unit on the last Business Day that is at least 10 calendar days prior to the date of that monthly payment.

     For Variable Income Payment options, the value of Annuity Units in the Common Stock Investment Division is determined each Business Day by multiplying the Annuity Unit Value for the immediately preceding Business Day by the product of:

          (i) the Net Investment Factor for the Common Stock Investment Division adjusted to reflect a factor of 1.25% for the mortality and expense risk charges deducted from the Variable Account on a daily basis, and

          (ii) a discount factor of .99989255 (.99990575 if the Policy is issued for delivery in Florida or Texas) to recognize the assumed investment result. Under these Policies, the assumed investment result is 4% (3 1/2% if the Policy is issued for delivery in Florida or Texas). If the Net Investment Factor of the Common Stock Investment Division exceeds the assumed investment result on an annual basis, monthly payments will be increased. If the Net Investment Factor is less, monthly payments will decrease.

     CONTINGENT ANNUITANT

     As described in the Prospectus, the Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before the Retirement Date if the Policy Owner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.

     If prior to the Retirement Date, while the Policy Owner is still living, a Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not become payable to the Beneficiary at the death of the Primary Annuitant; instead, the Policy will continue in force and the proceeds will become payable upon the death of the Contingent Annuitant, before the Retirement Date, or upon the death of the Policy Owner if earlier. All Policy Owner rights and the benefits provided under the Policy will continue in effect during the lifetime of the Contingent Annuitant, as provided in the Policy, as if the Contingent Annuitant were the Annuitant, except for the Total Disability Benefit Rider. (See "Total Disability Benefit Rider" at page 22 of the Prospectus and at page 2 of this Statement of Additional Information.) After the Policy is issued, the Contingent Annuitant may be deleted but not changed.

     The named Contingent Annuitant will be considered deleted if a Policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the Policies do not provide for the naming of Contingent Annuitants. (See "Federal Tax Matters" at page 36 of the Prospectus.)

                      INVESTMENT PERFORMANCE CALCULATIONS

     MONEY MARKET INVESTMENT DIVISION

     In accordance with regulations adopted by the Securities and Exchange Commission, if NYLIAC discloses the Money Market Investment Division's current annualized yield for a seven-day period, it is required to do so in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for Flexible Premium Policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Investment Division of a Variable Account will be lower than the yield for the Cash Management Portfolio of the Fund.

     The Securities and Exchange Commission also permits NYLIAC to disclose the effective yield of the Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in a Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio, and its operating expenses.


     For the seven-day period ending December 31, 1996, the Money Market Investment Divisions' annualized yields were 4.22% and 3.65% respectively, for Single Premium and Flexible Premium Policies (both Variable Account I and Variable Account II). For the same period, the effective yields were 4.30% and 3.71% respectively, for Single Premium and Flexible Premium Policies (both Variable Account I and Variable Account II).


     BOND INVESTMENT DIVISION YIELDS

     NYLIAC may from time to time disclose the current annualized yield of the Bond Investment Division for 30-day periods. The annualized yield of a Bond Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net in vestment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

-----                       YIELD % 2((a-b+1)(6)-1)

                                                         cd



Where:  a = net investment income earned during the period by the Portfolio attributable to shares owned by the Bond Investment Division.


         b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Net Investment Income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Policy Owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular Policy. Surrender charges range from 7% to 0% of the amount of Policy Value withdrawn depending on the elapsed time since the Policy was issued.

     Because of the charges and deductions imposed by the Variable Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Bond Portfolio of the Fund, and its operating expenses.


     For the 30-day period ended December 31, 1996, the annualized yields for the Bond Investment Divisions were 4.81% and 4.27% respectively, for Single Premium Policies and Flexible Premium Policies (both Variable Account I and Variable Account II).


     BOND AND COMMON STOCK STANDARD TOTAL RETURN CALCULATIONS

     NYLIAC may from time to time also disclose average annual total returns for one or more of the Bond or Common Stock Investment Divisions for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.


     For the one, five, and ten year periods ending December 31, 1996, and the period from January 23, 1984 to December 31, 1996, respectively, the average annual total returns for the Single Premium Policies for the Bond Investment Division were -6.28%, 5.09%, 6.64%, and 8.26%, respectively, for Variable Account I, and -6.28%, 5.09%, 6.64%, and 8.31%, respectively, for Variable Account II. For the same periods, the average annual total returns for Flexible Premium Policies for the Bond Investment Division were -6.74%, 3.91%, 6.00%, and 7.73%, respectively, for Variable Account I, and -6.74%, 3.91%, 6.00%, and 7.75%, respectively, for Variable Account II.



     For the one, five, and ten year periods ending December 31, 1996, and the period from January 23, 1984 to December 31, 1996, respectively, the average annual total returns for the Single Premium Policies for the Common Stock Investment Division were 14.35%,

13.68%, 12.88%, and 11.56%, respectively, for Variable Account I. For the same periods, the average annual total returns for Flexible Premium Policies for the Common Stock Investment Division were 13.78%, 12.41%, 12.21%, and 11.00%, respectively, for Variable Account I.



     For the one, five, and ten year periods ending December 31, 1996, and the period from January 18, 1985 to December 31, 1996, respectively, the average annual total returns for the Single Premium Policies for the Common Stock Investment Division were 14.35%, 13.68%, 12.88%, and 11.51%, respectively, for Variable Account II. For the same periods, the average annual total returns for Flexible Premium Policies for the Common Stock Investment Division were 13.78%, 12.41%, 12.21%, and 10.87%, respectively, for Variable Account II.


OTHER PERFORMANCE DATA

     NYLIAC may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The nonstandard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.


     Using the nonstandard format, for the one, five, and ten year periods ending December 31, 1996, and the period from January 23, 1984 to December 31, 1996, respectively, the average annual total returns for the Single Premium Policies for the Bond Investment Division were 0.78%, 5.73%, 6.64%, and 8.26%, respectively, for Variable Account I, and 0.78%, 5.73%, 6.64%, and 8.31%, respectively, for Variable Account II. For the same periods, the average annual total returns for Flexible Premium Policies for the Bond Investment Division were 0.28%, 5.20%, 6.10%, and 7.73%, respectively, for Variable Account I, and 0.28%, 5.20%, 6.10%, and 7.75%, respectively, for Variable Account II.



     For the one, five, and ten year periods ending December 31, 1996, and the period from January 23, 1984 to December 31, 1996, respectively, the average annual total returns for the Single Premium Policies for the Common Stock Investment Division were 22.96%, 14.38%, 12.88%, and 11.56%, respectively, for Variable Account I. For the same periods, the average annual total returns for Flexible Premium Policies for the Common Stock Investment Division were 22.34%, 13.81%, 12.32%, and 11.00%, respectively, for Variable Account I.



     For the one, five, and ten year periods ending December 31, 1996, and the period from January 18, 1985 to December 31, 1996, respectively, the average annual total returns for the Single Premium Policies for the Common Stock Investment Division were 22.96%, 14.38%, 12.88%, and 11.51%, respectively, for Variable Account II. For the same periods, the average annual total returns for Flexible Premium Policies for the Common Stock Investment Division were 22.34%, 13.81%, 12.32%, and 10.95%, respectively, for Variable Account II.


     NYLIAC may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

                                 CTR = ERV/P-1

Where: CTR = the cumulative total return net of an Investment Division recurring charges for the period

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof)

            P = a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.


                         MAINSTAY VP SERIES FUND, INC.



     The MainStay VP Series Fund, Inc. (the Fund) is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.


     The Fund currently issues its shares only to the Separate Accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.

                                GENERAL MATTERS

     NON-PARTICIPATING. The Policies are non-participating; no dividends are payable.


     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age, sex or both in the Policy are incorrect, NYLIAC will change the benefits payable to those which the Purchase Payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Legal Developments Regarding Income Payments" at page 33 of the Prospectus.)


     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the Policy, a Non-Qualified Policy or any interest in it, may be assigned by the Policy Owner prior to the Retirement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 36 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the Policy without the consent of the Policy Owner except to make the Policy meet the requirements of the Investment Company Act of 1940, or to make the Policy comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the Policy as an annuity.

     INCONTESTABILITY. The Policy will not be contested after it has been in force during the lifetime of the Annuitant for 2 years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Variable Accounts are not entities separate from NYLIAC, and their operations form a part of NYLIAC, they will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Accounts are reinvested and are taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, NYLIAC believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Fund must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Variable Accounts, through the Fund, intend to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5, which affect how the Fund's assets may be invested. Although NYLIAC is affiliated with the Fund's investment advisers, it does not control the Fund or the Portfolios' investments.

     Although the Treasury Department has issued regulations on the diversification requirements such regulations do not provide guidance concerning the extent to which Policy owners may direct their investments to particular subaccounts of a Variable Account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the Policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Variable Accounts or otherwise to qualify the Policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts issued after January 18, 1985, contain specific provisions for distribution of the policy proceeds upon the death of any Policy Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that (a) if any Policy Owner dies on or after the Retirement Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Policy Owner's death; and (b) if any Policy Owner dies before the Retirement Date, the entire interest in the Policy must generally be distributed within 5 years after the Policy Owner's date of death. These requirements will be considered satisfied if the entire interest of the Policy is used to purchase an immediate annuity under which payments will begin within one year of the Policy Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The Owner's Beneficiary is the person to whom ownership of the Policy passes by reason of death and must be a natural person. If the Beneficiary is the Policy Owner's surviving spouse, the Policy may be continued with the surviving spouse as the new Policy Owner. Non-qualified Policies issued after January 18, 1985, contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in such Policies issued after January 18, 1985, satisfy all such Code requirements. The provisions contained in non-qualified Policies issued after January 18, 1985, will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special withholding rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), the distributor of the Policies, will offer the Policies on a continuous basis. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The maximum commission payable to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors is set forth in the prospectus. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the Policies. Purchasers of Policies will be informed prior to purchase of any applicable special arrangement.

                     SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

     Title to assets of the Variable Accounts is held by NYLIAC. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION


     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. An annual statement is filed with the Delaware Commissioner of insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Variable Accounts.


     In addition NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Policies will be modified accordingly.

                              RECORDS AND REPORTS


     All records and accounts relating to the Variable Accounts will be maintained by NYLIAC. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, NYLIAC will mail to all Policy Owners at their last known address of record, at least semi-annually after the first Policy Year, reports containing such information as may be required under that Act or by any other applicable law or regulation.



                               LEGAL PROCEEDINGS



     In 1995, NYLIAC and New York Life settled a class action related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge, and has now been upheld on appeal, including a recent refusal by the New York State Court of Appeals to permit a discretionary appeal from the Appellate Division. The lone appellant has recently filed two motions in the trial court seeking to enjoin implementation of the settlement and to renew his objections to the settlement. The lone appellant may file a writ of certiorari in the United States Supreme Court during the prescribed statutory period.



     There are also actions in various jurisdictions by individual policyowners who either did or did not exclude themselves from the settlement of the nationwide class action; and in each of two jurisdictions a purported class action claiming to include numerous policyowners who excluded themselves from the settlement of the nationwide class action; and in one jurisdiction a purported class action claiming to include numerous policyowners who did not exclude themselves from the class action. Most of these actions seek substantial or unspecified compensatory and punitive damages.



     NYLIAC is also a defendant in other individual and alleged class actions arising from its insurance, investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.



     Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


                            INDEPENDENT ACCOUNTANTS


     The annual financial statements of the Variable Accounts and NYLIAC are audited by Price Waterhouse LLP, independent accountants, whose reports appear herein. The financial statements included in this Statement of Additional Information have been included in reliance on the reports of Price Waterhouse LLP, given on the authority of said firm as experts in auditing and accounting.


                               OTHER INFORMATION


     A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES


As of December 31, 1996



                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          -------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value (Identified
    Cost: $87,473,904; $145,892,369;
    $38,026,649; $63,967,539;
    $6,770,208; $9,299,114,
    respectively).......................  $100,593,598   $176,992,094   $ 37,148,841   $ 65,268,125   $  6,770,029   $  9,298,677

LIABILITIES:
  Liability for mortality and expense
    risk charges........................       325,388        803,882        122,050        295,934         22,911         41,966
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $100,268,210   $176,188,212   $ 37,026,791   $ 64,972,191   $  6,747,118   $  9,256,711
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,485,512; 4,660,979;
      1,292,105; 2,419,661; 350,349;
      512,967, respectively.............  $100,268,210   $176,188,212   $ 37,026,791   $ 64,972,191   $  6,747,118   $  9,256,711
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      40.34   $      37.80   $      28.66   $      26.85   $      19.26   $      18.05
                                          ============   ============   ============   ============   ============   ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1996


                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          -------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    856,659   $  1,514,029   $  2,374,861   $  4,161,364   $    377,535   $    494,436
  Mortality and expense risk charges....    (1,177,151)    (2,928,117)      (504,792)    (1,196,893)       (96,095)      (175,981)
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Net investment income (loss)......      (320,492)    (1,414,088)     1,870,069      2,964,471        281,440        318,455
                                           -----------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    11,294,281     17,774,424      8,734,067     10,818,647      3,631,367      3,177,219
  Cost of investments sold..............    (8,120,587)   (12,534,545)    (7,941,746)   (10,921,834)    (3,631,608)    (3,177,432)
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Net realized gain (loss)
        on investments..................     3,173,694      5,239,879        792,321       (103,187)          (241)          (213)
  Realized gain distribution received...    12,396,168     21,908,560             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     4,212,928      8,090,871     (2,518,451)    (2,886,635)           205            172
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Net gain (loss) on investments....    19,782,790     35,239,310     (1,726,130)    (2,989,822)           (36)           (41)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (29,535)       (73,374)        (1,918)        (4,673)          (292)          (837)
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in total
        equity
        resulting from operations.......  $ 19,432,763   $ 33,751,848   $    142,021   $    (30,024)  $    281,112   $    317,577
                                           ===========    ===========    ===========    ===========    ===========    ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                          MFA SEPARATE ACCOUNT I
                                                          TAX-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1996
and December 31, 1995

                                                                                    COMMON STOCK
                                                                                INVESTMENT DIVISIONS
                                                           ---------------------------------------------------------------
                                                                  SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                     POLICIES                          POLICIES
                                                           -----------------------------     -----------------------------
                                                               1996             1995             1996             1995
                                                           -------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................   $   (320,492)    $     (3,292)    $ (1,414,088)    $   (733,385)
    Net realized gain (loss) on investments.............      3,173,694        1,549,773        5,239,879        3,154,362
    Realized gain distribution received.................     12,396,168        7,100,263       21,908,560       12,654,150
    Change in unrealized appreciation (depreciation)
      on investments....................................      4,212,928       10,947,712        8,090,871       19,256,110
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account..................................        (29,535)         (44,474)         (73,374)        (111,339)
                                                           ------------     ------------     ------------     ------------
      Net increase in total equity resulting
        from operations.................................     19,432,763       19,549,982       33,751,848       34,219,898
                                                           ------------     ------------     ------------     ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................        892,545        1,213,447        5,245,235        5,234,054
    Policyowners' surrenders............................    (10,349,553)      (6,756,440)     (19,870,464)     (12,469,978)
    Policyowners' annuity and death benefits............       (756,854)        (534,923)      (1,053,485)        (678,373)
    Net transfers from (to) Fixed Account...............      1,306,116           21,551          768,815         (615,468)
    Transfers between Investment Divisions..............      1,984,443          887,552        1,256,201          117,970
                                                           ------------     ------------     ------------     ------------
      Net contributions and withdrawals.................     (6,923,303)      (5,168,813)     (13,653,698)      (8,411,795)
                                                           ------------     ------------     ------------     ------------
        Increase (decrease) in total equity.............     12,509,460       14,381,169       20,098,150       25,808,103
TOTAL EQUITY:
    Beginning of year...................................     87,758,750       73,377,581      156,090,062      130,281,959
                                                           ------------     ------------     ------------     ------------
    End of year.........................................   $100,268,210     $ 87,758,750     $176,188,212     $156,090,062
                                                           ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                          MFA SEPARATE ACCOUNT I
                                                          TAX-QUALIFIED POLICIES

                                 BOND                                                    MONEY MARKET
                         INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------------     ----------------------------------------------
                                                                                                            FLEXIBLE
           SINGLE PREMIUM                   FLEXIBLE PREMIUM                   SINGLE PREMIUM               PREMIUM
              POLICIES                          POLICIES                          POLICIES                  POLICIES
    -----------------------------     -----------------------------     -----------------------------     ------------
        1996             1995             1996             1995             1996             1995             1996
    -----------------------------------------------------------------------------------------------------------------
    $  1,870,069     $  2,203,508     $  2,964,471     $  3,342,684     $    281,440     $    363,129     $    318,455
         792,321          584,378         (103,187)        (272,632)            (241)            (166)            (213)
              --               --               --               --               --               --               --
      (2,518,451)       4,226,104       (2,886,635)       7,776,856              205               43              172
          (1,918)         (14,183)          (4,673)         (31,512)            (292)          (1,080)            (837)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
         142,021        6,999,807          (30,024)      10,815,396          281,112          361,926          317,577
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
         418,803          312,128        2,261,015        2,608,819           41,170           19,436          370,550
      (6,143,986)      (4,577,494)      (9,830,346)      (6,561,741)      (1,160,675)      (1,151,937)      (2,213,470)
        (515,470)        (694,688)        (494,572)        (475,571)         (49,194)        (231,786)         (82,067)
         (94,904)        (823,395)         (73,881)        (437,499)         (45,276)        (103,637)        (158,369)
      (1,426,456)      (1,619,254)      (1,137,466)        (527,103)        (558,653)         623,707         (118,735)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
      (7,762,013)      (7,402,703)      (9,275,250)      (5,393,095)      (1,772,628)        (844,217)      (2,202,091)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
      (7,619,992)        (402,896)      (9,305,274)       5,422,301       (1,491,516)        (482,291)      (1,884,514)
      44,646,783       45,049,679       74,277,465       68,855,164        8,238,634        8,720,925       11,141,225
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
    $ 37,026,791     $ 44,646,783     $ 64,972,191     $ 74,277,465     $  6,747,118     $  8,238,634     $  9,256,711
    ============     ============     ============     ============     ============     ============     ============

          1995
      $    428,934
              (127)
                --
               (32)
            (2,021)
           426,754
           557,513
        (1,650,793)
           (95,856)
          (151,317)
           409,133
          (931,320)
          (504,566)
        11,645,791
      $ 11,141,225

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          -------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value
    (Identified Cost: $101,385,032;
    $12,871,308; $53,653,224;
    $6,374,079; $7,591,517; $943,859,
    respectively).......................  $115,143,660   $ 15,004,340   $ 52,213,434   $  6,425,481   $  7,591,417   $    943,834
LIABILITIES:
  Liability for mortality and
    expense risk charges................       370,015         67,789        170,745         29,154         23,490          4,428
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $114,773,645   $ 14,936,551   $ 52,042,689   $  6,396,327   $  7,567,927   $    939,406
                                          ============   ============   ============   ============   ============   ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,844,305; 395,139;
      1,809,261; 237,839; 392,968;
      52,058, respectively..............  $114,742,531   $ 14,936,551   $ 52,042,689   $  6,396,327   $  7,567,927   $    939,406
  Annuity reserve.......................        31,114             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $114,773,645   $ 14,936,551   $ 52,042,689   $  6,396,327   $  7,567,927   $    939,406
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      40.34   $      37.80   $      28.76   $      26.89   $      19.26   $      18.05
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          -------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    983,884   $    128,224   $  3,322,804   $    408,975   $    458,468   $     53,423
  Mortality and expense risk charges....    (1,325,111)      (247,816)      (707,417)      (118,424)      (116,554)       (19,018)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (341,227)      (119,592)     2,615,387        290,551        341,914         34,405
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    10,605,696      1,961,260     11,711,830      1,222,954      6,584,306        561,229
  Cost of investments sold..............    (7,742,517)    (1,230,507)   (10,826,130)    (1,121,022)    (6,584,524)      (561,266)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss)
        on investments..................     2,863,179        730,753        885,700        101,932           (218)           (37)
  Realized gain distribution received...    14,237,172      1,855,445             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     5,082,531        378,417     (3,278,935)      (396,619)           195             33
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss)
        on investments..................    22,182,882      2,964,615     (2,393,235)      (294,687)           (23)            (4)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (33,143)        (6,179)        (2,743)          (460)          (399)           (94)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity
        resulting from operations.......  $ 21,808,512   $  2,838,844   $    219,409   $     (4,596)  $    341,492   $     34,307
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                         MFA SEPARATE ACCOUNT II
                                                          NON-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1996
and December 31, 1995

                                                                                    COMMON STOCK
                                                                                INVESTMENT DIVISIONS
                                                           ---------------------------------------------------------------
                                                                  SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                     POLICIES                          POLICIES
                                                           -----------------------------     -----------------------------
                                                               1996             1995             1996             1995
                                                           -------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................   $   (341,227)    $    (10,049)    $   (119,592)    $    (58,948)
    Net realized gain (loss) on investments.............      2,863,179        2,489,623          730,753          138,428
    Realized gain distribution received.................     14,237,172        7,872,933        1,855,445        1,072,648
    Change in unrealized appreciation (depreciation)
      on investments....................................      5,082,531       11,564,609          378,417        1,711,806
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account..................................        (33,143)         (49,713)          (6,179)          (9,270)
                                                           ------------     ------------     ------------     ------------
      Net increase in total equity resulting
        from operations.................................     21,808,512       21,867,403        2,838,844        2,854,664
                                                           ------------     ------------     ------------     ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................        395,084          345,599          334,233          371,025
    Policyowners' surrenders............................     (7,029,217)      (5,331,579)      (1,361,255)        (690,221)
    Policyowners' annuity and death benefits............     (1,776,084)      (1,295,150)        (361,605)        (117,738)
    Net transfers from (to) Fixed Account...............      1,824,875          311,136           53,354          (34,766)
    Transfers between Investment Divisions..............      2,267,603         (568,982)         194,671           58,486
                                                           ------------     ------------     ------------     ------------
      Net contributions and withdrawals.................     (4,317,739)      (6,538,976)      (1,140,602)        (413,214)
                                                           ------------     ------------     ------------     ------------
        Increase (decrease) in total equity.............     17,490,773       15,328,427        1,698,242        2,441,450
TOTAL EQUITY:
  Beginning of year.....................................     97,282,872       81,954,445       13,238,309       10,796,859
                                                           ------------     ------------     ------------     ------------
  End of year...........................................   $114,773,645     $ 97,282,872     $ 14,936,551     $ 13,238,309
                                                           ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                         MFA SEPARATE ACCOUNT II
                                                          NON-QUALIFIED POLICIES

                                 BOND                                                    MONEY MARKET
                         INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------------     ----------------------------------------------
                                                                                                            FLEXIBLE
           SINGLE PREMIUM                   FLEXIBLE PREMIUM                   SINGLE PREMIUM               PREMIUM
              POLICIES                          POLICIES                          POLICIES                  POLICIES
    -----------------------------     -----------------------------     -----------------------------     ------------
        1996             1995             1996             1995             1996             1995             1996
    -----------------------------------------------------------------------------------------------------------------
    $  2,615,387     $  3,069,116     $    290,551     $    332,483     $    341,914     $    434,612     $     34,405
         885,700          769,078          101,932           52,904             (218)            (244)             (37)
              --               --               --               --               --               --               --
      (3,278,935)       5,816,926         (396,619)         703,884              195               90               33
          (2,743)         (19,557)            (460)          (3,167)            (399)          (1,281)             (94)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
         219,409        9,635,563           (4,596)       1,086,104          341,492          433,177           34,307
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
         293,618          132,616          162,387          179,154          144,933          (56,872)          45,316
      (6,156,264)      (5,471,413)        (801,419)        (596,836)      (5,114,726)      (1,529,749)        (223,883)
      (1,864,016)      (1,043,226)        (203,473)        (162,820)        (145,938)        (772,632)         (29,102)
         224,591         (114,572)         (15,179)         (34,305)         (84,802)        (427,125)          (3,919)
      (2,803,497)      (2,887,818)        (147,893)         (53,558)         566,995        3,467,375          (46,777)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
     (10,305,568)      (9,384,413)      (1,005,577)        (668,365)      (4,633,538)         680,997         (258,365)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
     (10,086,159)         251,150       (1,010,173)         417,739       (4,292,046)       1,114,174         (224,058)
      62,128,848       61,877,698        7,406,500        6,988,761       11,859,973       10,745,799        1,163,464
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
    $ 52,042,689     $ 62,128,848     $  6,396,327     $  7,406,500     $  7,567,927     $ 11,859,973     $    939,406
    ============     ============     ============     ============     ============     ============     ============

          1995
      $     45,793
               (20)
                --
                 3
              (217)
            45,559
            40,406
          (175,538)
           (15,216)
            (9,527)
            (4,928)
          (164,803)
          (119,244)
         1,282,708
      $  1,163,464

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
N
    ew York Life Insurance and Annuity Corporation MFA Separate Account I ("Separate Account I") and New York Life Insurance and Annuity Corporation MFA Separate Account II ("Separate Account II") were established on May 27,
1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Qualified Multi-Funded Retirement Annuity Policies ("Separate Account I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account II") issued by New York Life Insurance and Annuity Corporation.
  Separate Account I and Separate Account II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account I and Separate Account II are invested exclusively in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation. Effective December 19, 1994, sales of all such Policies were discontinued.
  There are six Investment Divisions within both Separate Account I and Separate Account II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account I or Separate Account II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account I and Separate Account II and the Fixed Account of New York Life Insurance and Annuity Corporation.
  No Federal income tax is payable on investment income or capital gains of Separate Account I or Separate Account II under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.
  Annuity Reserves--The reserves are computed for currently payable contracts in accordance with rates taken from approved valuation mortality tables. The assumed interest rate is 4%, unless issued in Florida or Texas where the rate is 3 1/2%. Separate Account II Common Stock Investment Division for Single Premium Policies had variable annuity unit values as of December 31, 1996 and December 31, 1995 of $2.41 and $2.04, respectively.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
A
    t December 31, 1996, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account I and Separate Account II is as follows:

                                                 GROWTH EQUITY                                      CASH MANAGEMENT
                                                   PORTFOLIO              BOND PORTFOLIO               PORTFOLIO
                                             ---------------------     ---------------------     ---------------------
                                                 COMMON STOCK                  BOND                  MONEY MARKET
                                             INVESTMENT DIVISIONS      INVESTMENT DIVISIONS      INVESTMENT DIVISIONS
                                             ---------------------     ---------------------     ---------------------
                                              SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                                             PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                                             POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                                             ---------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Number of shares...........................    5,399        9,500        2,896        5,088        6,770        9,299
Identified cost*...........................  $87,474      $145,892     $38,027      $63,968      $ 6,770      $ 9,299
SEPARATE ACCOUNT II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    6,180          805        4,071          501        7,592          944
Identified cost*...........................  $101,385     $12,871      $53,653      $ 6,374      $ 7,592      $   944

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 1996, were as follows:

                                                 GROWTH EQUITY                                      CASH MANAGEMENT
                                                   PORTFOLIO              BOND PORTFOLIO               PORTFOLIO
                                             ---------------------     ---------------------     ---------------------
                                                 COMMON STOCK                  BOND                  MONEY MARKET
                                             INVESTMENT DIVISIONS      INVESTMENT DIVISIONS      INVESTMENT DIVISIONS
                                             ---------------------     ---------------------     ---------------------
                                              SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                                             PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                                             POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                                             ---------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Purchases..................................  $16,462      $24,647      $ 2,816      $ 4,461      $ 2,136      $ 1,284
Proceeds from sales........................   11,294       17,774        8,734       10,819        3,631        3,177
SEPARATE ACCOUNT II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $20,212      $ 2,559      $ 3,987      $   503      $ 2,277      $   336
Proceeds from sales........................   10,606        1,961       11,712        1,223        6,584          561

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
S
   eparate Account I and Separate Account II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
S
   eparate Account I and Separate Account II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------
A
    t December 31, 1996, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                   COMMON STOCK                  BOND                  MONEY MARKET
                                               INVESTMENT DIVISIONS      INVESTMENT DIVISIONS      INVESTMENT DIVISIONS
                                               ---------------------     ---------------------     ---------------------
                                                SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                                               PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                                               POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                                                    --------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $29,860      $46,553      $11,215      $25,583      $ 2,004      $ 3,729
Accumulated net investment income............    2,954          562       25,006       38,040        4,772        5,578
Accumulated net realized gain (loss)
  on investments and realized gain
  distributions received.....................   54,535       98,485        1,838          356           (1)          (1)
Unrealized appreciation (depreciation)
  on investments.............................   13,120       31,100         (878)       1,301           --           --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (201)        (512)        (154)        (308)         (28)         (49)
                                               --------     --------     --------     --------     --------     --------
Net amount applicable to Policyowners........  $100,268     $176,188     $37,027      $64,972      $ 6,747      $ 9,257
                                               =========    =========    =========    =========    =========    =========
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $39,317      $ 3,773      $15,895      $ 1,706      $ 1,949      $   239
Accumulated net investment income............    3,046           70       35,329        4,389        5,656          709
Accumulated net realized gain (loss)
  on investments and realized gain
  distributions received.....................   58,872        9,005        2,519          294           (1)          --
Unrealized appreciation (depreciation)
  on investments.............................   13,759        2,133       (1,440)          51           --           --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (220)         (44)        (260)         (44)         (36)          (9)
                                               --------     --------     --------     --------     --------     --------
Net amount applicable to Policyowners........  $114,774     $14,937      $52,043      $ 6,396      $ 7,568      $   939
                                               =========    =========    =========    =========    =========    =========

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
T
    ransactions in accumulation units for the years ended December 31, 1996 and December 31, 1995 were as follows:

                                                                          COMMON STOCK INVESTMENT DIVISIONS
                                                             -----------------------------------------------------------
                                                                  SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                     POLICIES                          POLICIES
                                                             -------------------------         -------------------------
                                                               1996             1995             1996             1995
                                                                -----------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Units issued on premium payments..........................        25               42              154              191
Units redeemed on surrenders..............................      (298)            (246)            (599)            (464)
Units redeemed on annuity and death benefits..............        (4)              (4)              (6)              (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account...........................................        36               --               22              (22)
Units issued (redeemed) on transfers between
  Investment Divisions....................................        52               30               38                4
                                                               -----            -----            -----            -----
    Net decrease..........................................      (189)            (178)            (391)            (300)
Units outstanding, beginning of year......................     2,675            2,853            5,052            5,352
                                                               -----            -----            -----            -----
Units outstanding, end of year............................     2,486            2,675            4,661            5,052
                                                               =====            =====            =====            =====
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Units issued on premium payments..........................        13               12               10               14
Units redeemed on surrenders..............................      (219)            (201)             (48)             (28)
Units redeemed on annuity and death benefits..............       (22)             (26)              (2)              (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account...........................................        51                9                2               (1)
Units issued (redeemed) on transfers between
  Investment Divisions....................................        56              (15)               5                1
                                                               -----            -----            -----            -----
    Net increase (decrease)...............................      (121)            (221)             (33)             (16)
Units outstanding, beginning of year......................     2,965            3,186              428              444
                                                               -----            -----            -----            -----
Units outstanding, end of year............................     2,844            2,965              395              428
                                                               =====            =====            =====            =====

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

               BOND INVESTMENT DIVISIONS                       MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------------     -----------------------------------------------
       SINGLE PREMIUM           FLEXIBLE PREMIUM           SINGLE PREMIUM           FLEXIBLE PREMIUM
          POLICIES                  POLICIES                  POLICIES                  POLICIES
    ---------------------     ---------------------     ---------------------     ---------------------
      1996         1995         1996         1995         1996         1995         1996         1995
    ---------------------------------------------------------------------------------------------------
         15            4           86          105            2           (5)          21           33
       (234)        (192)        (391)        (274)         (63)         (69)        (129)        (100)
         (4)          (7)          (3)          (7)          (2)          (6)          --           (1)
         (3)         (25)          (3)         (18)          (2)          (6)          (9)          (9)
        (52)         (61)         (43)         (21)         (29)          40           (7)          23
      -----        -----        -----        -----        -----        -----        -----        -----
       (278)        (281)        (354)        (215)         (94)         (46)        (124)         (54)
      1,570        1,851        2,774        2,989          444          490          637          691
      -----        -----        -----        -----        -----        -----        -----        -----
      1,292        1,570        2,420        2,774          350          444          513          637
      =====        =====        =====        =====        =====        =====        =====        =====
          7            6            6            7            8           (3)           3            2
       (257)        (224)         (36)         (28)        (277)        (110)         (14)         (11)
        (29)         (23)          (2)          (3)          (2)         (17)          (1)          --
          8           (6)          --           (1)          (5)         (24)          --           --
        (97)        (109)          (6)          (2)          30          189           (3)          --
      -----        -----        -----        -----        -----        -----        -----        -----
       (368)        (356)         (38)         (27)        (246)          35          (15)          (9)
      2,177        2,533          276          303          639          604           67           76
      -----        -----        -----        -----        -----        -----        -----        -----
      1,809        2,177          238          276          393          639           52           67
      =====        =====        =====        =====        =====        =====        =====        =====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------
T
    he following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of Separate Account I and Separate
Account II:

                                                                                    SINGLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                COMMON STOCK INVESTMENT DIVISIONS                     1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $32.81      $25.72      $25.73      $22.90      $20.61
Net investment income (loss)......................................    (0.12)         --        0.03        0.06        0.05
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............     7.65        7.09       (0.04)       2.77        2.24
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $40.34      $32.81      $25.72      $25.73      $22.90
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $32.81      $25.72      $25.73      $22.90      $20.61
Net investment income (loss)......................................    (0.12)         --        0.03        0.07        0.06
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............     7.65        7.09       (0.04)       2.76        2.23
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $40.34      $32.81      $25.72      $25.73      $22.90
                                                                     ======      ======      ======      ======      ======

                                                                                   FLEXIBLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                      1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $30.90      $24.34      $24.48      $21.90      $19.80
Net investment loss...............................................    (0.29)      (0.14)      (0.09)      (0.06)      (0.08)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............     7.19        6.70       (0.05)       2.64        2.18
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $37.80      $30.90      $24.34      $24.48      $21.90
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $30.90      $24.34      $24.48      $21.90      $19.80
Net investment loss...............................................    (0.29)      (0.14)      (0.09)      (0.06)      (0.08)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............     7.19        6.70       (0.05)       2.64        2.18
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $37.80      $30.90      $24.34      $24.48      $21.90
                                                                     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                                    SINGLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                    BOND INVESTMENT DIVISIONS                         1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $28.44      $24.34      $25.51      $23.19      $21.69
Net investment income.............................................     1.29        1.30        1.22        1.39        1.40
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............    (1.07)       2.80       (2.39)       0.93        0.10
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $28.66      $28.44      $24.34      $25.51      $23.19
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $28.54      $24.43      $25.60      $23.28      $21.77
Net investment income.............................................     1.30        1.31        1.19        1.44        1.43
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............    (1.08)       2.80       (2.36)       0.88        0.08
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $28.76      $28.54      $24.43      $25.60      $23.28
                                                                     ======      ======      ======      ======      ======

                                                                                   FLEXIBLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                      1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $26.78      $23.03      $24.26      $22.17      $20.84
Net investment income.............................................     1.14        1.16        1.11        1.20        1.10
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............    (1.07)       2.59       (2.34)       0.89        0.23
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $26.85      $26.78      $23.03      $24.26      $22.17
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $26.82      $23.07      $24.30      $22.20      $20.87
Net investment income.............................................     1.13        1.15        1.10        1.13        1.09
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............    (1.06)       2.60       (2.33)       0.97        0.24
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $26.89      $26.82      $23.07      $24.30      $22.20
                                                                     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

--------------------------------------------------------------------------------

                                                                                    SINGLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                MONEY MARKET INVESTMENT DIVISIONS                     1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $18.57      $17.81      $17.36      $17.07      $16.70
Net investment income.............................................     0.69        0.76        0.45        0.29        0.37
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $19.26      $18.57      $17.81      $17.36      $17.07
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $18.57      $17.81      $17.36      $17.07      $16.70
Net investment income.............................................     0.69        0.76        0.45        0.29        0.37
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $19.26      $18.57      $17.81      $17.36      $17.07
                                                                     ======      ======      ======      ======      ======

                                                                                   FLEXIBLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                      1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $17.48      $16.85      $16.51      $16.32      $16.04
Net investment income.............................................     0.57        0.63        0.34        0.19        0.28
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $18.05      $17.48      $16.85      $16.51      $16.32
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $17.48      $16.85      $16.51      $16.32      $16.04
Net investment income.............................................     0.57        0.63        0.34        0.19        0.28
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $18.05      $17.48      $16.85      $16.51      $16.32
                                                                     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation MFA Separate Account I and New York Life Insurance and Annuity Corporation MFA Separate Account II (which are comprised of the Single and Flexible Premium Policies Common Stock Investment Divisions, the Single and Flexible Premium Policies Bond Investment Divisions and the Single and Flexible Premium Policies Money Market Investment Divisions) at December 31, 1996, the results of each of their operations for the year then ended, the changes in each of their total equity for each of the two years in the period then ended and the selected per unit data for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 1996, with the MainStay VP Series Fund, Inc., provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas

New York, New York

February 19, 1997

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)


                                 BALANCE SHEET

                                                                                                    DECEMBER 31,
                                                                                                 -------------------
                                                                                                  1996        1995
                                                                                                 -----------------

                                                                                                    (IN MILLIONS)
ASSETS
  Fixed maturities
    Available for sale, at fair value..........................................................  $11,854     $12,237
    Held to maturity, at amortized cost........................................................      647         566
  Equity securities............................................................................       70          70
  Mortgage loans...............................................................................    1,113       1,003
  Real estate..................................................................................      151         141
  Policy loans.................................................................................      464         435
  Other long-term investments..................................................................       17          17
                                                                                                 -------     -------
        Total investments......................................................................   14,316      14,469
  Cash and cash equivalents....................................................................      236         326
  Deferred policy acquisition costs............................................................      691         511
  Other assets.................................................................................      252         236
  Separate account assets......................................................................    2,445       1,444
                                                                                                 -------     -------
        Total assets...........................................................................  $17,940     $16,986
                                                                                                 =======     =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
  Policyholders' account balances..............................................................  $13,163     $12,853
  Future policy benefits.......................................................................      251         233
  Policy claims................................................................................       57          81
  Deferred income taxes........................................................................       47         156
  Other liabilities............................................................................      333         591
  Separate account liabilities.................................................................    2,403       1,396
                                                                                                 -------     -------
        Total liabilities......................................................................   16,254      15,310
STOCKHOLDER'S EQUITY
  Capital stock -- par value $10,000
    (20,000 shares authorized, 2,500 issued and outstanding)...................................       25          25
  Additional paid in capital...................................................................      480         480
  Net unrealized gains on investments..........................................................       68         227
  Retained earnings............................................................................    1,113         944
                                                                                                 -------     -------
        Total stockholder's equity.............................................................    1,686       1,676
                                                                                                 -------     -------
        Total liabilities and stockholder's equity.............................................  $17,940     $16,986
                                                                                                 =======     =======


                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                        ------------------------------
                                                                                         1996        1995        1994
                                                                                        --------------------------

                                                                                                (IN MILLIONS)
REVENUES
  Universal life and annuity fees....................................................   $  234      $  224      $  194
  Net investment income..............................................................    1,048       1,012       1,014
  Net realized investment gains (losses).............................................       65          38         (41)
  Other income.......................................................................       58          71          57
                                                                                        ------      ------      ------
        Total revenues...............................................................    1,405       1,345       1,224
                                                                                        ------      ------      ------
EXPENSES
  Interest credited to policyholders' account balances...............................      723         742         609
  Policyholder benefits..............................................................      117         168         154
  Operating expenses.................................................................      299         239         278
                                                                                        ------      ------      ------
        Total expenses...............................................................    1,139       1,149       1,041
                                                                                        ------      ------      ------
Income before Federal income taxes...................................................      266         196         183
Federal income taxes
  Current............................................................................      121          84          97
  Deferred...........................................................................      (24)         (8)        (10)
                                                                                        ------      ------      ------
        Total Federal income taxes...................................................       97          76          87
Net income...........................................................................   $  169      $  120      $   96
                                                                                        ======      ======      ======


                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)


                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                        ------------------------------
                                                                                         1996        1995        1994
                                                                                        --------------------------

                                                                                                (IN MILLIONS)
Statutory capital and surplus, beginning of year as previously reported..............   $   --      $   --      $  780
Cumulative effect of comprehensive change in basis of accounting (Note 2)............       --          --         532
                                                                                        ------      ------      ------
Stockholder's equity, beginning of year as adjusted..................................    1,676       1,141       1,312
Net income...........................................................................      169         120          96
Change in unrealized gains and losses on investments.................................     (159)        415        (197)
Dividends paid to stockholder........................................................       --          --         (70)
                                                                                        ------      ------      ------
Stockholder's equity, end of year....................................................   $1,686      $1,676      $1,141
                                                                                        ======      ======      ======


                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                        -------------------------------
                                                                                         1996        1995        1994
                                                                                        --------------------------

                                                                                                 (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income..........................................................................  $   169     $   120     $    96
  Adjustments to reconcile net income to net cash provided by (used for) operating activities:
    Depreciation and amortization.....................................................      (18)        (26)        (43)
    Capitalization of deferred policy acquisition costs...............................     (151)       (126)       (111)
    Amortization of deferred policy acquisition costs.................................      107          86         139
    Policyholder expense charge.......................................................     (188)       (183)       (168)
    Interest credited to policyholders' account balances..............................      723         742         609
    Net realized investment (gains) losses............................................      (65)        (38)         41
    Deferred income taxes.............................................................      (24)         (8)        (10)
    Decrease in net separate account assets...........................................        6          17           2
    (Increase) decrease in other assets and other liabilities.........................     (127)        308        (179)
    (Decrease) increase in policy claims..............................................      (24)          8          19
    Increase (decrease) in future policy benefits.....................................       18         (80)         33
                                                                                        -------     -------     -------
        Net cash provided by operating activities.....................................      426         820         428
                                                                                        -------     -------     -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sale of available for sale fixed maturities...........................    5,787       2,370       3,120
  Proceeds from maturity of available for sale fixed maturities.......................    1,505         930       1,266
  Proceeds from maturity of held to maturity fixed maturities.........................      141         103         160
  Proceeds from sale of equity securities.............................................       47          40          25
  Proceeds from repayment of mortgage loans...........................................      143         244         138
  Proceeds from sale of real estate...................................................       55          13          16
  Proceeds from other invested assets.................................................        4          31          --
  Cost of available for sale fixed maturities acquired................................   (7,447)     (4,320)     (4,605)
  Cost of held to maturity fixed maturities acquired..................................      (95)       (162)       (135)
  Cost of equity securities acquired..................................................      (43)        (12)         (1)
  Cost of mortgage loans acquired.....................................................     (280)       (320)       (139)
  Cost of real estate acquired........................................................      (35)        (14)        (54)
  Cost of other invested assets acquired..............................................       (8)         (5)        (16)
  Policy loans........................................................................      (29)        (25)        (31)
  Securities sold under agreements to repurchase (net)................................      (37)       (168)        105
                                                                                        -------     -------     -------
    Net cash used in investing activities.............................................     (292)     (1,295)       (151)
                                                                                        -------     -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits..........................................................................    1,069       1,252       1,153
    Withdrawals.......................................................................     (562)       (751)       (793)
    Net transfers to separate accounts................................................     (733)       (238)       (172)
  Other, net..........................................................................       --         (52)        (70)
                                                                                        -------     -------     -------
        Net cash (used in) provided by financing activities...........................     (226)        211         118
                                                                                        -------     -------     -------
Effect of exchange rate changes on cash and cash equivalents..........................        2          (1)          1
                                                                                        -------     -------     -------
Net (decrease) increase in cash and cash equivalents..................................      (90)       (265)        396
Cash and cash equivalents, beginning of year..........................................      326         591         195
                                                                                        -------     -------     -------
Cash and cash equivalents, end of year................................................  $   236     $   326     $   591
                                                                                        =======     =======     =======


                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)


                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995

NOTE 1--Nature of Operations
--------------------------------------------------------------------------------
N

    ew York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.


NOTE 2--Significant Accounting Policies
--------------------------------------------------------------------------------
Basis of Presentation
T
    he accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

Comprehensive Change in Basis of Accounting


  In 1996, NYLIAC adopted Financial Accounting Standards Board ("FASB") Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended by Statement of Financial Accounting Standards ("SFAS") No. 120 "Accounting and Reporting by Mutual Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," effective for fiscal years beginning after December 15, 1995. Prior to the effective date of the Interpretation, NYLIAC, consistent with industry practice, issued financial statements in accordance with statutory accounting practices which were considered GAAP for mutual life insurance companies and their life insurance subsidiaries. Interpretation No. 40 establishes a new definition of GAAP for mutual life insurance companies and their life insurance subsidiaries. Under the Interpretation, financial statements of mutual life insurance companies and their life insurance subsidiaries which are prepared on the basis of statutory accounting practices, are no longer characterized as in conformity with GAAP.


  As a result, NYLIAC has prepared financial statements for the year ended December 31, 1996 in accordance with GAAP. Financial statements for the years ended December 31, 1995, 1994 and 1993, which were previously prepared on the basis of statutory accounting, have been restated in accordance with GAAP. The cumulative effect of the comprehensive change in basis of accounting of $532 million has been recorded as an increase in the beginning of year equity for the year ended December 31, 1994, the earliest year presented herein (See Note 14 for a reconciliation of NYLIAC's statutory surplus and statutory net income with stockholder's equity and net income on a GAAP basis).

Investments


  Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in equity, net of deferred taxes and related adjustments. The cost basis of fixed maturities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value. Unrealized gains and losses related to such securities are reflected in equity, net of deferred taxes and related adjustments. Realized losses are recognized in net income for other than temporary declines in fair value. Mortgage loans are carried at unpaid principal balances, net of impairment allowances, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities on the balance sheet, and are carried at amortized cost, which approximates fair value.


  Derivative financial instruments used by NYLIAC to hedge exposure to interest rate and foreign currency fluctuations are accounted for on an accrual basis. Realized gains and losses related to contracts that are effective hedges on specific assets are deferred and recognized in net income in the same period as gains and losses on the hedged assets. Amounts payable or receivable under interest rate, currency and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Unamortized premiums are included in other assets in the balance sheet. Unrealized gains and losses on foreign currency forward exchange contracts are reported in equity. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

Deferred Policy Acquisition Costs

  The costs of acquiring new business and certain costs of issuing policies that vary with and are primarily related to the production of new business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of these contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

  The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in stockholder's equity.

Recognition of Income and Related Expenses

  Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

Policyholders' Account Balances


  Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals.


Federal Income Taxes

  NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Adjustments to such estimates are recorded in net income. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

  Current Federal income taxes include a provision for NYLIAC's allocable share of the equity base tax applicable to mutual life insurance companies and their subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate used to compute the equity base tax.

Reinsurance

  NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Separate Accounts


  NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account contractholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents contractholders' interests in the separate account assets, including accumulated net investment income and realized and unrealized gains and losses on those assets.

Fair Values of Financial Instruments


  Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note 11 -- Commitments and Contingencies.

Business Risks and Uncertainties


  The development of liabilities for future policy benefits and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for liabilities for future policy benefits and deferred policy acquisition costs.


  NYLIAC's investments are primarily comprised of fixed maturities and mortgage loans. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments, as well as their related values. A significant decline in the market value of these investments could have an adverse affect on NYLIAC's balance sheet.

  NYLIAC regularly invests in mortgage-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates may adversely affect the timing and amount of cash flows on such securities. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

  As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the Internal Revenue Service ("IRS") after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

NOTE 3-- Investments
--------------------------------------------------------------------------------
Fixed Maturities
F
    or publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach (including provisions for credit risk, generally based upon the assumption such securities will be held to maturity) or a proprietary matrix pricing model.

  At December 31, 1996 and 1995, the maturity distribution of fixed maturities was as follows (in millions):


                                                                               1996                     1995
                                                                      ----------------------   ----------------------
                                                                      AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                                        COST      FAIR VALUE     COST      FAIR VALUE
                                                                      --------------------------------------------
AVAILABLE FOR SALE
Due in one year or less.............................................   $   489     $    491     $   755     $    762
Due after one year through five years...............................     3,019        3,039       2,782        2,850
Due after five years through ten years..............................     2,122        2,151       1,642        1,736
Due after ten years.................................................     2,030        2,091       1,795        1,967
Asset-backed securities:
  Government or government agency...................................     2,866        2,916       4,089        4,233
  Other.............................................................     1,168        1,166         657          689
                                                                       -------      -------     -------      -------
        Total Available for Sale....................................   $11,694     $ 11,854     $11,720     $ 12,237
                                                                       =======      =======     =======      =======

                                                                               1996                     1995
                                                                      ----------------------   ----------------------
                                                                      AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                                        COST      FAIR VALUE     COST      FAIR VALUE
                                                                      --------------------------------------------
HELD TO MATURITY
Due in one year or less.............................................    $  24        $ 24        $  29        $ 29
Due after one year through five years...............................      192         194          232         237
Due after five years through ten years..............................      235         241          208         221
Due after ten years.................................................      100         105           67          75
Asset-backed securities.............................................       96          96           30          31
                                                                         ----        ----         ----        ----
        Total Held to Maturity......................................    $ 647        $660        $ 566        $593
                                                                         ====        ====         ====        ====


  At December 31, 1996 and 1995, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):


                                                                                           1996
                                                                     ------------------------------------------------
                                                                     AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
                                                                       COST        GAINS        LOSSES     FAIR VALUE
                                                                     ---------------------------------------------
AVAILABLE FOR SALE
U.S. Treasury and U.S. Government corporations and agencies........   $ 1,243       $ 24         $  7       $  1,260
U.S. agencies, state and municipal.................................     2,561         64           15          2,610
Foreign governments................................................       191         13            1            203
Corporate..........................................................     6,531        131           47          6,615
Other..............................................................     1,168         19           21          1,166
                                                                      -------       ----          ---        -------
        Total Available for Sale...................................   $11,694       $251         $ 91       $ 11,854
                                                                      =======       ====          ===        =======
HELD TO MATURITY
Corporate..........................................................   $   551       $ 15         $  2       $    564
Asset-backed securities............................................        96         --           --             96
                                                                      -------       ----          ---        -------
        Total Held to Maturity.....................................   $   647       $ 15         $  2       $    660
                                                                      =======       ====          ===        =======



                                                                                           1995
                                                                     ------------------------------------------------
                                                                     AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
                                                                       COST        GAINS        LOSSES     FAIR VALUE
                                                                     ---------------------------------------------
AVAILABLE FOR SALE
U.S. Treasury and U.S. Government corporations and agencies........   $ 1,840       $ 82         $  2       $  1,920
U.S. agencies, state and municipal.................................     3,563        150            8          3,705
Foreign governments................................................       318         26            1            343
Corporate..........................................................     5,342        249           11          5,580
Other..............................................................       657         33            1            689
                                                                      -------       ----          ---        -------
        Total Available for Sale...................................   $11,720       $540         $ 23       $ 12,237
                                                                      =======       ====          ===        =======
HELD TO MATURITY
Corporate..........................................................   $   536       $ 26         $ --       $    562
Asset-backed securities............................................        30          1           --             31
                                                                      -------       ----          ---        -------
        Total Held to Maturity.....................................   $   566       $ 27         $ --       $    593
                                                                      =======       ====          ===        =======


Equity Securities

  Estimated fair value for equity securities, substantially all of which have a readily ascertainable market value, has been determined using quoted market prices.

  At December 31, 1996 and 1995, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                                                                                  UNREALIZED   UNREALIZED   ESTIMATED
                                                                           COST     GAINS        LOSSES     FAIR VALUE
                                                                           ---------------------------------------
1996.....................................................................  $63       $  8          $1          $ 70
1995.....................................................................  $45       $ 28          $3          $ 70

Mortgage Loans


  NYLIAC's mortgage loans are diversified by property type, location and borrower. Mortgage loans are collateralized by the related property and generally approximate 75% of the property's value at the time the original loan is made. The carrying value of mortgage loans was $1,113 million and $1,003 million at December 31, 1996 and 1995, respectively.


  The fair market value of the mortgage loan portfolio at December 31, 1996 and 1995, is estimated to be $1,194 million and $1,103 million, respectively. Market values are determined by discounting the projected cash flow for each individual loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.


  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $25 million, all at a fixed market rate of interest. These commitments are diversified by property type and geographic region.


  Allowances related to mortgage loans were $20 million at December 31, 1996 and 1995. The activity in the allowances as of December 31, 1996 and 1995, is summarized below (in millions):


                                                                                                     1996     1995
                                                                                                     -------------
Beginning balance..................................................................................  $20      $19
Charged to net loss................................................................................   (1)      (5)
Principal write-offs...............................................................................    1        6
                                                                                                     ---      ---
Ending balance.....................................................................................  $20      $20
                                                                                                     ===      ===


  Impaired mortgage loans along with specific allowances for losses as of December 31, 1996 and 1995, were as follows (in millions):


                                                                                                     1996     1995
                                                                                                     -------------
Impaired mortgage loans with provisions for losses.................................................  $39      $51
Provision for losses...............................................................................  (14)     (13)
                                                                                                     ----     ----
Net impaired mortgage loans........................................................................  $25      $38
                                                                                                     ====     ====

  NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

  At December 31, 1996 and 1995, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                                                                    1996       1995
                                                                                                   ---------------
PROPERTY TYPE:
  Office building................................................................................  $  643     $  639
  Retail.........................................................................................     235        184
  Apartments.....................................................................................     179        151
  Other..........................................................................................      56         29
                                                                                                   ------     ------
        Total....................................................................................  $1,113     $1,003
                                                                                                   ======     ======

GEOGRAPHIC REGION:
  Central........................................................................................  $  246     $  207
  Pacific........................................................................................     133        131
  Middle Atlantic................................................................................     377        365
  South Atlantic.................................................................................     307        273
  New England....................................................................................      33         12
  Other..........................................................................................      17         15
                                                                                                   ------     ------
        Total....................................................................................  $1,113     $1,003
                                                                                                   ======     ======

Real Estate


  At December 31, 1996 and 1995, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                                                                     1996     1995
                                                                                                     -------------
Investment.........................................................................................  $105     $101
Acquired through foreclosure.......................................................................   39       40
Real estate joint ventures.........................................................................    7       --
                                                                                                     ----     ----
        Total real estate..........................................................................  $151     $141
                                                                                                     ====     ====

  Accumulated depreciation on real estate was $5 million at December 31, 1996 and 1995. Depreciation expense for 1996, 1995 and 1994, totaled $3 million, $3 million and $2 million, respectively.

NOTE 4--Investment Income and Capital Gains and Losses
--------------------------------------------------------------------------------

T
    he components of net investment income for the years ended December 31, 1996, 1995 and 1994, were as follows (in millions):

                                                                                           1996       1995       1994
                                                                                          ------------------------
Fixed maturities.......................................................................   $  920     $  904     $  890
Equity securities......................................................................        3          3          5
Mortgage loans.........................................................................       93         82         86
Real estate............................................................................       21         19         16
Policy loans...........................................................................       37         35         31
Other..................................................................................        6          4         13
                                                                                          ------     ------     ------
    Gross investment income............................................................    1,080      1,047      1,041
Investment expenses....................................................................      (32)       (35)       (27)
                                                                                          ------     ------     ------
    Net investment income..............................................................   $1,048     $1,012     $1,014
                                                                                          ======     ======     ======

  For the years ended December 31, 1996, 1995 and 1994, realized investment gains and losses computed under the specific identification method are as follows (in millions):

                                                                   1996                 1995                 1994
                                                             ----------------     ----------------     ----------------
                                                             GAINS     LOSSES     GAINS     LOSSES     GAINS     LOSSES
                                                             -----------------------------------------------------
Fixed maturities..........................................   $100      $ (64)     $ 62      $ (32)     $ 98      $(132)
Equity securities.........................................     22         (1)       16         (7)        5         (1)
Mortgage loans............................................     15        (19)       15        (19)        1         (5)
Real estate...............................................      6         (3)        1         (1)        1         (4)
Derivative instruments....................................     46        (41)      102       (102)        4        (14)
Other.....................................................      7         (3)        9         (6)        7         (1)
                                                             ----      -----      ----      -----      ----      -----
  Subtotal................................................   $196      $(131)     $205      $(167)     $116      $(157)
                                                             ----      -----      ----      -----      ----      -----
Net realized investment gains (losses)....................         $65                  $38                 $(41)
                                                                   ===                  ===                  ===

--------------------------------------------------------------------------------

  Stockholder's equity at December 31, 1996 and 1995, includes net unrealized gains and losses as follows (in millions):



                                                                                                     1996     1995
                                                                                                     -------------
Net unrealized gains on investments before adjustments............................................   $163     $ 535
Related adjustments:
  Deferred policy acquisition costs...............................................................   (60)      (196)
  Policyholder liabilities........................................................................     2          9
  Deferred Federal income taxes...................................................................   (37)      (121)
                                                                                                     ----      ----
                                                                                                     (95)      (308)
Net unrealized gains on investments included in stockholder's equity..............................   $68      $ 227
                                                                                                     ====      ====


  Changes in net unrealized gains and losses on investments were as follows (in millions):


                                                                                                    1996       1995
                                                                                                    --------------
Net unrealized gains (losses) on investments before adjustments:
  Beginning of year..............................................................................   $ 535     $ (477)
  End of year....................................................................................     163        535
                                                                                                     ----       ----
  Net change.....................................................................................    (372)     1,012
Change in related adjustments:
  Deferred policy acquisition costs..............................................................     136       (391)
  Policyholder liabilities.......................................................................      (7)        17
  Deferred Federal income taxes..................................................................      84       (223)
                                                                                                     ----       ----
Change in unrealized gains on investments........................................................    (159)       415
Net unrealized gains (losses) on investments at beginning of year................................     227       (188)
                                                                                                     ----       ----
Net unrealized gains on investments at end of year...............................................   $  68     $  227
                                                                                                     ====       ====


NOTE 5--Insurance Liabilities
--------------------------------------------------------------------------------
Policyholders' Account Balances

N
    YLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1996 and 1995, was $7,345 million and $7,559 million, respectively.

NOTE 6--Separate Accounts
--------------------------------------------------------------------------------

N
    YLIAC maintains seven non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products with assets of $2,445 million and $1,444 million at December 31, 1996 and 1995, respectively. NYLIAC maintains investments in the registered separate accounts of $42 million and $48 million at December 31, 1996 and 1995, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and seven nonproprietary funds.

NOTE 7--Deferred Policy Acquisition Costs

--------------------------------------------------------------------------------

A

    n analysis of deferred policy acquisition costs for the years ended December 31, 1996, 1995 and 1994, is as follows (in millions):



                                                                                            1996      1995      1994
                                                                                            ----------------------
Balance at beginning of year before adjustment for unrealized (gains) losses on
  investments............................................................................   $ 707     $ 667     $ 695
Current year deferral....................................................................     151       126       111
Amortized during year....................................................................    (107)      (86)     (139)
                                                                                            ------    ------    ------
Balance at end of year before adjustment for unrealized (gains) losses on investments....     751       707       667
Adjustment for unrealized (gains) losses on investments..................................     (60)     (196)      195
                                                                                            ------    ------    ------
Balance at end of year...................................................................   $ 691     $ 511     $ 862
                                                                                            ======    ======    ======


NOTE 8--Federal Income Taxes
--------------------------------------------------------------------------------

T


    he components of the net deferred income tax liability as of December 31, 1996 and 1995, are as follows (in millions):



                                                                                                     1996     1995
                                                                                                     -------------
Deferred Tax Assets:
  Future policy benefits..........................................................................   $114     $ 105
  Employee benefits...............................................................................    26         43
  Other...........................................................................................    36          9
                                                                                                     ----      ----
    Gross deferred tax assets.....................................................................   176        157
                                                                                                     ----      ----
Deferred Tax Liabilities:
  Deferred policy acquisition costs...............................................................   161        110
  Investments.....................................................................................    54        191
  Other...........................................................................................     8         12
                                                                                                     ----      ----
    Gross deferred tax liabilities................................................................   223        313
                                                                                                     ----      ----
    Net deferred tax liability....................................................................   $(47)    $(156)
                                                                                                     ====      ====


  The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

  Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1996, 1995 and 1994:


                                                                                             1996     1995     1994
                                                                                             ---------------------
Statutory Federal income tax rate.........................................................   35.0%    35.0%    35.0%
    Equity base tax.......................................................................   3.2       --      11.7
    Investments in employee stock option loans............................................   (.7)     (1.3)    (1.4)
    Other.................................................................................   (.9)     5.2      3.3
                                                                                             ----     ----     ----
    Effective tax rate....................................................................   36.6%    38.9%    48.6%
                                                                                             ====     ====     ====


  NYLIAC's Federal income tax returns are routinely audited by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1990. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9--Reinsurance

--------------------------------------------------------------------------------

A
    group reinsurance agreement between NYLIAC and New York Life was approved by the New York State Insurance Department in 1981 and was terminated effective December 31, 1995. Under the terms of the agreement, NYLIAC assumed the liabilities for group health long-term disability policies issued by New York Life. Cash settlements were made between the companies as follows:

                                                                                              YEAR ENDED DECEMBER
                                                                                                      31,
                                                                                             ----------------------
                                                                                             1996     1995     1994
                                                                                             ---------------------
Premiums due..............................................................................   $--      $(32)    $(33)
Benefit reimbursement.....................................................................    22       20       18
Experience refund.........................................................................     4        8       16
                                                                                             ---      ---      ---
Net settlement paid (received) by NYLIAC..................................................   $26      $(4)     $ 1
                                                                                             ===      ===      ===


  As a result of the termination of the group reinsurance agreement between NYLIAC and New York Life, NYLIAC transferred $119 million in fixed maturities to New York Life during 1996 as payment for the policy liabilities related to disability claims covered under the group reinsurance contract. At December 31, 1995, NYLIAC had established a liability of $119 million for this payment.


NOTE 10--Derivative Financial Instruments and Risk Management
--------------------------------------------------------------------------------

N
    YLIAC uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include foreign currency forward exchange contracts, interest rate floors, and interest rate and commodity swaps. NYLIAC does not engage in derivative financial instrument transactions for the purpose of trading.

  Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and they do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates, exchange rates, or other financial indices.

Interest Rate Risk Management

  NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

  The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                                             1996                      1995
                                                                     ---------------------     ---------------------
                                                                     NOTIONAL      CREDIT      NOTIONAL      CREDIT
                                                                      AMOUNT      EXPOSURE      AMOUNT      EXPOSURE
                                                                     ---------------------------------------------
Interest Rate Swaps...............................................   $57,000        $992       $50,000          --
Floors............................................................   $150,000       $120       $150,000         --

  Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1996 are between eight years, eight months and fourteen years, four months in maturity. At December 31, 1995 such contracts were between ten months and eight years, seven months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

  The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                                                1996          1995
                                                                                               -------------------
Receive -- fixed swaps -- Notional amount (in thousands)....................................   $57,000       $15,000
  Average receive rate......................................................................     7.19%         7.93%
  Average pay rate..........................................................................     5.92%         7.39%
Pay -- fixed swaps -- Notional amount (in thousands)........................................        --       $35,000
  Average pay rate..........................................................................        --         7.46%
  Average receive rate......................................................................        --         6.02%

  During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $569,000 and ($2,000,000) at December 31, 1996 and 1995, respectively, based on quoted market prices.

  Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

  At December 31, 1996 and 1995, unamortized premiums on interest rate floors amounted to $522,000 and $597,000, respectively. Fair values of such agreements were $120,000 and $395,000 at December 31, 1996 and 1995, respectively, based on quoted market prices.

  NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

  NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

Foreign Exchange Risk Management

  NYLIAC enters into foreign currency forward exchange contracts and foreign currency swaps primarily as a portfolio hedge against foreign currency fluctuations. The purpose of NYLIAC's foreign currency hedging activities is to protect it from the risk that the value of foreign currency denominated investments will be adversely affected by changes in exchange rates.

  NYLIAC's foreign currency forward exchange contracts involve the exchange of two currencies at a specified future date and at a specified price. The average term of the contracts is three to six months.

  The table below summarizes, by major currency, the contractual amounts of NYLIAC's foreign currency forward exchange contracts. The amounts represent the U.S. dollar equivalent of commitments to buy and sell foreign currencies, translated at December 31, 1996 and 1995 exchange rates (in thousands):

                                                                                        1996                1995
                                                                                 ------------------   -----------------
                                                                                  BUY        SELL     BUY        SELL
                                                                                 ---------------------------------
Japanese Yen..................................................................   $   --     $14,000   $ --     $ 49,000
Italian Lire..................................................................       --       9,000     --       21,000
French Francs.................................................................       --       8,000     --       24,000
Other.........................................................................    4,000      43,000     --      107,000
                                                                                 ------     -------    ---     --------
                                                                                 $4,000     $74,000   $ --     $201,000
                                                                                 ======     =======    ===     ========

  The fair values of foreign currency forward exchange contracts at December 31, 1996 and 1995 were $1 million and $(3) million, respectively, based on current market rates.

  NYLIAC is exposed to credit-related losses in the event of non-performance by counterparties, which could result in an unhedged position. NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. For contracts with counterparties where no master netting arrangement exists, in the event of default on the part of the counterparty, credit exposure is defined as the fair value of contracts in a gain position at the reporting date. Credit exposure to counterparties, where a master netting arrangement is in place in the event of default is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty. The credit exposure of NYLIAC's foreign currency forward exchange contracts at December 31, 1996 and 1995 was $1,000,000 and $137,000, respectively.

NOTE 11--Commitments and Contingencies
--------------------------------------------------------------------------------
Litigation

I
   n 1995, NYLIAC and New York Life settled a class action related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge, and has now been upheld on appeal, including a recent refusal by the New York State Court of Appeals to permit a discretionary appeal from the Appellate Division. The lone appellant has recently filed two motions in the trial court seeking to enjoin implementation of the settlement and to renew his objections to the settlement. The lone appellant may file a writ of certiorari in the United States Supreme Court during the prescribed statutory period.

  There are also actions in various jurisdictions by individual policyowners who excluded themselves from the settlement of the nationwide class action; and in each of two jurisdictions a purported class action claiming to include numerous policyowners who excluded themselves from the settlement of the nationwide class action. Most of these actions seek substantial or unspecified compensatory and punitive damages.

  NYLIAC is also a defendant in other individual and alleged class actions arising from its insurance, investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

  Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

Loaned Securities and Repurchase Agreements

  NYLIAC participates in a secured lending program for the purpose of enhancing income on securities held. At December 31, 1996, $826 million ($1,222 million at December 31, 1995) of NYLIAC's bonds were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not its risk of loss.

  NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the balance sheet at December 31, 1996 of $50 million ($86 million at December 31, 1995) is considered to be fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the balance sheet.

NOTE 12--Related Party Transactions
--------------------------------------------------------------------------------

N
    o dividends were declared or paid to New York Life in 1996 or 1995. In 1994, NYLIAC declared and paid a dividend of $70 million to New York Life. This dividend was paid from current year earnings, as permitted by the Delaware
Insurance Department.

  New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. NYLIAC reimburses New York Life for the identified costs associated with these services and facilities

--------------------------------------------------------------------------------
under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $191 million for the year ended December 31, 1996 ($166 million for 1995 and $147 million for 1994) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

NOTE 13--Supplemental Cash Flow Information
--------------------------------------------------------------------------------

A
    s a result of the reinsurance agreement with New York Life discussed in Note 9, NYLIAC transferred $119 million in fixed maturities to New York Life during 1996.

  Federal income taxes paid were $146 million, $57 million, and $105 million during 1996, 1995 and 1994, respectively.

  Interest paid was $3 million, $2 million and $2 million during 1996, 1995 and 1994, respectively.

NOTE 14--Reconciliations Between Statutory Accounting and GAAP
--------------------------------------------------------------------------------

A

    ccounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The following chart reconciles NYLIAC's statutory capital and surplus determined in accordance with accounting practices prescribed by the
Delaware Insurance Department with stockholder's equity on a GAAP basis, and the cumulative effect of adopting GAAP as of January 1, 1994 (in millions):



                                                                                                        CUMULATIVE
                                                                             YEAR ENDED                   EFFECT
                                                                            DECEMBER 31,             OF ADOPTING GAAP
                                                                    ----------------------------     ----------------
                                                                     1996       1995       1994      JANUARY 1, 1994
                                                                    ----------------------------------------------
Statutory Capital and Surplus....................................   $  998     $  878     $  845          $  780
                                                                    ------     ------     ------          ------
Adjustments:
  Deferred policy acquisition costs..............................      691        511        862             694
  Asset valuation reserve........................................      164        137        105              79
  Investment related.............................................      151        511       (490)             (7)
  Interest maintenance reserve...................................       35         26         20              55
  Non-admitted assets............................................       31         26         23              17
  Policyholder liabilities.......................................     (262)      (187)      (203)           (184)
  Deferred income taxes..........................................      (47)      (156)        59             (55)
  Employee benefit liabilities...................................      (63)       (61)       (61)            (60)
  Other..........................................................      (12)        (9)       (19)             (7)
                                                                    ------     ------     ------          ------
    Total adjustments............................................      688        798        296             532
                                                                    ------     ------     ------          ------
Total GAAP Stockholder's Equity..................................   $1,686     $1,676     $1,141          $1,312
                                                                    ======     ======     ======          ======

--------------------------------------------------------------------------------

  The following chart reconciles NYLIAC's statutory net income determined in accordance with accounting practices prescribed by the Delaware Insurance Department with net income on a GAAP basis (in millions):



                                                                                              YEAR ENDED DECEMBER
                                                                                                      31,
                                                                                             ----------------------
                                                                                             1996     1995     1994
                                                                                             ---------------------
Statutory Net Income......................................................................   $148     $95      $166
                                                                                             ----     ----     ---
Adjustments:
  Deferred policy acquisition costs.......................................................    44       40      (28)
  Deferred income taxes...................................................................    24        8       10
  Interest maintenance reserve............................................................     9        6      (35)
  Investment related......................................................................     1      (11)      --
  Policyholder liabilities................................................................   (54)      (4)     (14)
  Other...................................................................................    (3)     (14)      (3)
                                                                                             ----     ----     ---
        Total Adjustments.................................................................    21       25      (70)
                                                                                             ----     ----     ---
GAAP Net Income...........................................................................   $169     $120     $96
                                                                                             ====     ====     ===



  Financial statements prepared on the statutory basis of accounting vary from those prepared under GAAP, primarily as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred, whereas under GAAP they would be deferred and amortized over the periods benefitted; (2) funds received under deposit-type contracts are reported as premium income, whereas under GAAP, such funds are recorded as a liability; (3) life insurance reserves are based on different assumptions than they are under GAAP; (4) life insurance companies are required to establish an Asset Valuation Reserve ("AVR") by a direct charge to surplus to offset potential investment losses, whereas, under GAAP, the AVR is not recognized and any allowances for losses on investments would be deducted from the assets to which they relate and would be charged to income; (5) investments in fixed maturities are generally carried at amortized cost or values prescribed by the National Association of Insurance Commissioners ("NAIC"); under GAAP, investments in fixed maturities, which are available for sale or held for trading, are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve ("IMR") and amortized into investment income over the remaining life of the investment sold, whereas under GAAP, the gains and losses are recognized in income at the time of sale; and (7) deferred Federal income taxes are not provided for as they are under GAAP.


  The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

  At December 31, 1996 and 1995, admitted assets on a statutory basis were $17,099 million and $15,977 million, respectively, and total liabilities were $16,101 million and $15,099 million, respectively, which included policy reserves of $13,099 million and $12,821 million, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholder of


New York Life Insurance and Annuity Corporation

I

   n our opinion, the accompanying balance sheets and the related statements of income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1996 and 1995, and the results of its operations and its cash flows for the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


  As discussed in Note 2, the Company changed its accounting policies to adopt pronouncements of the Financial Accounting Standards Board in 1996.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
April 16, 1997

                                     PART C

                                OTHER INFORMATION

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS

a.      Financial Statements

        All Required financial statements are included in Part B of this Registration Statement.

b.      Exhibits.


        (1)- Resolutions of the Board of Directors of New York Life Insurance and Annuity Corporation ("NYLIAC") authorizing establishment of the Separate Accounts - previously filed as
                  Exhibit 1.A(1) to the Registration Statement on Form S-6 and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit b.(1) to Post-Effective Amendment No. 17 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083).


        (2)-      Not applicable.


        (3)- (a) Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC - previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No.1 to the Registration Statement on Form S-6 and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) with Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410).


                  (b) Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC - previously filed as Exhibit 3(b) to Post-Effective Amendment No.5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342).


                  (c) Form of Agreement among New York Life Insurance Company, NYLIFE Securities Inc., NYLIAC and its agent (and referenced Agent's Contract)-Previously filed as Exhibit 1.(3)(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit b.(3)c to Post-Effective Amendment No. 17 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083).



        (4)-      (a)      Specimen Non-Qualified Flexible Premium Policy -
                           Previously filed as Exhibit 1.A(5)(a) to the Registration Statement on Form S-6 and filed herewith in accordance with Regulation S-T, 17 CFR 232.102(e).



                  (b) Specimen Non-Qualified Single Premium Policy - Previously filed as Exhibit 1.A(5)(b) to the Registration Statement on Form S-6 and filed herewith in accordance with Regulation S-T, 17 CFR 232.102(e).



        (5)- Form of Application for a Policy - previously filed as Exhibit 1(10) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit b.(5) to Post-Effective Amendment No. 17 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083)



        (6)(a)-   Certificate of Incorporation of NYLIAC - previously filed as
                  Exhibit 1.A.(6)(a) to the Registration Statement on Form S-6 and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit

                1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617).



       (b)- By-Laws of NYLIAC - previously filed as Exhibit 1.A.(6)(b) to the Registration Statement on Form S-6 and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617).


(7)-     Not applicable.

(8)- Service Agreement between New York Life Insurance Company and NYLIAC (including Amendments)- Previously filed as Exhibit 1.8 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit b.(8) to Post-Effective Amendment No. 17 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083).

(9)-     Opinion and Consent of Robert J. Hebron, Esq. - filed herewith.

(10)-    (a)      Consent of Price Waterhouse, LLP - filed herewith


         (b) Powers of Attorney for the Directors and Officers of NYLIAC - previously filed as Exhibit 1.(9)(c) to to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following:


                  Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
                  Richard M. Kernan, Jr., Director
                  Robert D. Rock, Senior Vice President and Director
                  Frederick J. Sievert, Executive Vice President and Director Stephen N. Steinig, Senior Vice President, Chief Actuary and Director
                  Seymour Sternberg, President and Director (Principal Executive Officer)


         (c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) previously filed as
                  Exhibit 1.(9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617).


(11)-    Not applicable.

(12)-    Not applicable.

(13)-    Not applicable.

(14)-    Financial Data Schedule - filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


       The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

         Directors:
         ----------
             Jay S. Calhoun           Vice President and Treasurer
             Richard M. Kernan, Jr.

             Robert D. Rock           Senior Vice President


             Frederick J. Sievert     Executive Vice President

             Stephen N. Steinig       Senior Vice President and Chief Actuary
             Seymour Sternberg        President


         Officers:
         ---------
            Seymour Sternberg         President

            Frederick J. Sievert      Executive Vice President
            Michael Callahan          Senior Vice President
            Marc J. Chalfin           Senior Vice President
            Michael Gallo             Senior Vice President
            Solomon Goldfinger        Senior Vice President
            Phillip J. Hildebrand     Senior Vice President
            Jean E. Hoysradt          Senior Vice President
            Robert Hynes              Senior Vice President
            Gerald Kaplan             Senior Vice President and Tax Counsel
            Paul Morris               Senior Vice President
            Frank J. Ollari           Senior Vice President
            Robert D. Rock            Senior Vice President
            Stephen N. Steinig        Senior Vice President and Chief Actuary
            Thomas J. Warga           Vice President and General Auditor
            Jay S. Calhoun            Vice President and Treasurer
            Ralph P. Casale           Vice President
            William Y. Cheng          Vice President
            Patrick Colloton          Vice President
            Henry Ciapas              Vice President
            John A. Cullen            Vice President and Assistant Controller

            Melvin J. Feinberg        Vice President

            Jane L. Hamrick           Vice President and Actuary
            Celia M. Holtzberg        Vice President
            Maryann L. Ingenito       Vice President and Controller
            Himi L. Kittner           Vice President
            David J. Krystel          Vice President
            Thomas S. McArdle         Vice President
            Daniel J. McKillop        Vice President
            John R. Meyer             Vice President
            Michael M. Oleske         Vice President and Associate Tax Counsel

            Lawrence R. Stoehr        Vice President

            Richard W. Zuccaro        Vice President and Assistant Controller
            George J. Trapp           Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


         The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life+, unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.



                                                                Jurisdiction of   Percent of Voting
Name                                                            Organization      Securities Owned
----                                                            ---------------   -----------------
Aegis Technologies, Inc.(1)                                     Delaware

MainStay Institutional Funds Inc.(2)(formerly New York Life     Maryland
      Institutional Funds, Inc.)[open end investment company]

MainStay VP Series Fund, Inc.(3)                                Maryland

New York Life Fund, Inc.(3)                                     New York

New York Life Insurance and Annuity Corporation                 Delaware           100%

New York Life Irrevocable Trust of 1996(4)                      New York           N/A

NYLIFE Inc.                                                     New York           100%
     Eagle Strategies Corp.
     Greystone Realty Corporation                               Delaware
         Greystone Realty Management, Inc.                      Delaware
     MacKay-Shields Financial Corporation                       Delaware
     MainStay Shareholder Services Inc.                         Delaware
     MSC Holding, Inc. (formerly Magnus Software                Georgia
         Corporation)(85.43%)
     Monitor Capital Advisors, Inc.                             Delaware
     New York Life Benefit Services, Inc.                       Massachussetts
         ADQ Insurance Agency, Inc.                             Massachussetts
     New York Life Capital Corporation                          Delaware
     New York Life International Investment Inc.                Delaware
         Monetary Research Ltd.                                 Bermuda
         NYL Management Limited (formerly Quorum Capital        United Kingdom
              Management Limited)
     New York Life Worldwide Holding, Inc.                      Delaware


----------
+ By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.



----------
         (1) A Certificate of Dissolution was filed for this Company on April 9, 1996. Pursuant to Delaware law, the Company's existence is "continued" for a period of three years following dissolution for purposes of winding up. Therefore, this Company is included here for informational purposes only.

         (2) This entity is an unaffiliated registered investment company as to which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included here for informational purposes only.

         (3) New York Life serves as investment adviser to these entities, the shares of which are held of record by separate accounts of New York Life (in the case of New York Life Fund, Inc.) and New York Life Insurance and Annuity Corporation ("NYLIAC") (for MainStay VP Series Fund, Inc.). New York Life disclaims any beneficial ownership and control of these entities. New York Life and NYLIAC as depositor of said separate accounts have agreed to vote their shares as to matters covered in the proxy statements in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of these entities. They are not subsidiaries of New York Life but are included here for informational purposes only.

         (4) An unaffiliated trust formed solely for the purpose of holding shares of New York Life Settlement Corporation. It is not a subsidiary of New York Life but is included here for informational purposes only.

[NYLIFE Inc. entry continued]


         New York Life Worldwide Capital, Inc.                     Delaware
         New York Life Worldwide Development, Inc.                 Delaware
         New York Life Worldwide (Bermuda) Ltd.                    Bermuda
         New York Life Insurance Worldwide Ltd.                    Bermuda
         New York Life (U.K.) Limited(5) (99.97%)                  United Kingdom
             Life Assurance Holding Corporation Limited (31.25%)   United Kingdom
                  Windsor Life Assurance Company Limited           United Kingdom
                      Gresham Life Assurance Society Limited       United Kingdom
             Windsor Construction Company Limited                  United Kingdom
             Japan Gamma Asset Management Limited(6) (33.345%)     Japan
         KOHAP New York Life Insurance Ltd. (51%)                  South Korea
         P.T. Asuransi Jiwa Sewu-New York Life (50.2%)             Indonesia
         GEO New York Life, S.A. (49%)                             Mexico
     NYL Trust Company                                             New York
     NYLCO, Inc.                                                   New York
     NYLICO Inc. (formerly New York Life Capital Corp.)            New York
     NYLIFE Administration Corp. (doing business as NYLACOR)       Texas
     NYLIFE Depositary Corporation                                 Delaware
         NYLIFE Structured Asset Management Company                Texas
                  Ltd. (16.67%; NYLIFE SFD Holding Inc. owns the
                  remaining 83.33%)
     NYLIFE Distributors Inc.                                      Delaware
     NYLIFE Equity Inc.                                            Delaware
     NYLIFE Funding Inc.                                           Delaware
     NYLIFE HealthCare Management, Inc.                            Delaware
         Express Scripts, Inc. (46.3% of total combined stock and  Delaware
                  89.6% of the voting rights)
             Great Plains Reinsurance Company                      Arizona
             Practice Patterns Science, Inc.                       Delaware
             ESI Canada Holdings, Inc.                             Canada
                  ESI Canada, Inc.                                 Canada
             Express Scripts Vision Corporation                    Delaware
             IVTx of Houston, Inc.                                 Texas
             IVTx of Dallas, Inc.                                  Texas
             PhyNet, Inc.                                          Delaware
         NYLCare Health Plans, Inc. (formerly Sanus Corp. Health   Delaware
                  Systems)
             New York Life and Health Insurance Company            Delaware
             Avanti Corporate Health Systems, Inc.                 Delaware
             Avanti Health Systems, Inc.                           Texas
                  Avanti of the District, Inc.                     Maryland
                  Avanti of Illinois, Inc.                         Illinois
                  Avanti of New York, Inc.                         New York
                  Avanti of New Jersey, Inc.                       New Jersey
             NYLCare Health Plans of the Mid-Atlantic, Inc.        Maryland
                  (formerly HealthPlus, Inc.) (80%; Physicians
                  Health Services Foundation, Inc. owns 20%)
                  Physicians Health Services Foundation, Inc.      Maryland


----------
         (5) One share was given to a Nominee as required by British law.

         (6) Based on the percentage of ownership as well as the lack of "control" by New York Life, this entity is not considered a subsidiary of New York Life but is included here for informational purposes only.

 NYLIFE Inc. entry continued]


                           Lonestar Holding Co.                                                  Delaware
                                    Lone Star Health Plan, Inc. (90%; NYLCare                    Texas
                                                     Health Plans, Inc. owns 10%)
                                            NYLCare Health Plans of the Gulf Coast, Inc.         Texas
                                                     (formerly Sanus Health Plan, Inc.)
                           Prime Provider Corp.                                                  New York
                                    Prime Provider Corp. of Texas                                Texas
                           NYLCare of Connecticut, Inc. (formerly Sanus of                       Connecticut
                                    Connecticut, Inc.)
                           Sanus Dental Plan of New Jersey, Inc.                                 New Jersey
                           NYLCare Dental Plans of the Southwest, Inc.                           Texas
                                    (formerly Sanus Dental Plan of Texas, Inc.)
                           NYLCare Health Plans of New York, Inc. (formerly                      New York
                                    Sanus Health Plan of Greater New York, Inc.)
                           NYLCare Health Plans of Connecticut, Inc.                             Connecticut
                                    (formerly Sanus Health Plan of Connecticut, Inc.)
                           NYLCare Health Plans of the Midwest, Inc.                             Illinois
                                    (formerly Sanus Health Plan of Illinois, Inc.)
                           NYLCare Health Plans of New Jersey, Inc.                              New Jersey
                                    (formerly Sanus Health Plan of New Jersey, Inc.)
                           NYLCare of Texas, Inc. (formerly Sanus of Texas, Inc.)                Texas
                                    NYLCare Passport PPO of the Southwest, Inc.                  Texas
                                            (formerly Sanus Preferred Physicians, Inc.)
                           NYLCare Preferred Services, Inc. (formerly Sanus                      Maryland
                                    Preferred Services, Inc.)
                           Sanus Preferred Providers West, Inc.                                  California
                           Sanus Preferred Services of Illinois, Inc.                            Illinois
                           NYLCare Health Plans of the Southwest, Inc.                           Texas
                                    (formerly Sanus Texas Health Plan, Inc.)
                           WellPath of Arizona Reinsurance Company                               Arizona
                                    (formerly Sanus Reinsurance Company)
                           NYLCare Health Plans of Louisiana, Inc.                               Louisiana
                                    (formerly Sanus Louisiana Health Plan, Inc.)
                                    (99.8%; Patrick D. Seiter and E. L. Henry each
                                    own .1% of the remaining stocks)
                           NYLCare of New England, Inc. (formerly Sanus of                       Delaware
                                    Maine, Inc.)
                           Sanus - Northeast, Inc.                                               Delaware
                           NYLCare HealthPlans of Maine, Inc.                                    Maine
                           NYLCare NC Holdings, Inc.                                             Delaware
                                    WellPath Community Health Plans, L.L.C. (50%;                North Carolina
                                                     Duke Medical Strategies, Inc. owns
                                                     remaining 50%)
                                            WPCHP Holdings, Inc. (formerly                       Delaware
                                                      Sanus-New England, Inc.)
                                            WellPath Preferred Services, L.L.C. (99%;            North Carolina
                                                      WPCHP Holdings, Inc. owns other 1%)
                                            WellPath Select Holdings, L.L.C. (99%;               North Carolina
                                                     WPCHP Holdings, Inc. owns other 1%)
                           WellPath of Carolina, Inc. (formerly Sanus of North                   Delaware
                                     Carolina, Inc.)
                           WellPath Select, Inc. (formerly WellPath Community                    North Carolina
                                    Health Plans, Inc.)
                           Sanus of New York and New Jersey, Inc.                                New York
                           NYLCare Health Plans of Pennsylvania, Inc. (formerly                  Pennsylvania

[NYLIFE Inc. entry continued]


                                    Sanus Health Plans of Pennsylvania, Inc.)
                           Docservco, Inc.                                                       New York
                           The ETHIX Corporation                                                 Delaware
                                    ETHIX Great Lakes, Inc.                                      Michigan
                                    ETHIX Mid-Atlantic, Inc.                                     Pennsylvania
                                            PriMed, Inc.                                         New Jersey
                                    ETHIX Midlands, Inc.                                         Delaware
                                    ETHIX Mid-Rivers, Inc.                                       Missouri
                                    ETHIX Northwest Public Services, Inc.                        Washington
                                    ETHIX Northwest, Inc.                                        Washington
                                            NYLCare Health Plans Northwest, Inc.                 Washington
                                              (formerly NYLCare Plus, Inc.)
                                    ETHIX Pacific, Inc.                                          Oregon
                                    ETHIX Risk Management, Inc.                                  Oregon
                                    ETHIX Southeast, Inc.                                        North Carolina
                                    ETHIX Southwest, Inc.                                        Texas
                           Benefit Panel Services, Inc. (33 1/3% owned by                        California
                                            MassMutual Holding Company Two
                                            MSC, Inc. and 33 1/3% owned by Anthem
                                            Companies, Inc.)
                                    VivaHealth, Incorporated                                     California
                           One Liberty Plaza Holdings, Inc.                                      Delaware
         NYLIFE Realty Inc.                                                                      Delaware
                CNP Realty Investments, Inc.                                                     Delaware
         NYLIFE Refinery Inc.                                                                    Delaware
         NYLIFE Resources Inc.                                                                   Delaware
         NYLIFE Securities Inc.                                                                  New York
         NYLIFE SFD Holding Inc. (formerly NAFCO Inc.)                                           Delaware
                NYLIFE Structured Asset Management Company, Ltd.                                 Texas
                           (83.33%; NYLIFE Depositary Corp. owns the
                                     remaining 16.67%)
         NYLINK Insurance Agency Incorporated                                                    Delaware
                NYLINK Insurance Agency of Alabama, Incorporated                                 Alabama
                NYLINK Insurance Agency of New Mexico, Incorporated                              New Mexico
         NYLTEMPS Inc.                                                                           Delaware

NYLIFE Insurance Company of Arizona                                                              Arizona              100%

The MainStay Funds(7)(formerly MacKay-Shields MainStay Series                                   Massachussetts
         Fund)[open end investment company]




----------
         (7) This entity is an unaffiliated registered investment company for which New York Life subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included here for informational purposes only.

ITEM 27.    NUMBER OF CONTRACTOWNERS.


         As of January 31, 1997, there were approximately 14,436 owners of Non-Qualified Policies offered under NYLIAC MFA Separate Account-II


ITEM 28.    INDEMNIFICATION

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $100 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.    PRINCIPAL UNDERWRITER

         (a) Investment companies (other than the Registrant) for which NYLIFE Distributors Inc. is currently acting as underwriter:


           NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

           NYLIAC MFA Separate Account-I
           NYLIAC Variable Annuity Separate Account-I
           NYLIAC Variable Annuity Separate Account-II
           NYLIAC Variable Annuity Separate Account-III
           NYLIAC Variable Universal Life Separate Account-I
           NYLIAC Variable Universal Life Separate Account-II
           NYLIAC VLI Separate Account

         (b) Directors and Officers.


The business address of each director and officer of NYLIFE Distributors Inc. is 300 Interpace Parkway, Parsippany, New Jersey, 07054.


       Names of Directors and Officers   Positions and Offices with Underwriter
       -------------------------------   --------------------------------------
       Frank M. Boccio                   Director

       Jefferson C. Boyce                Director, President and
                                             Chief Executive Officer


       Robert E. Brady                   Director and Vice President


       Michael G. Gallo                  Director

       Phillip J. Hildebrand             Director
       Alice T. Kane                     Director

       Robert D. Rock                    Director

       Walter W. Ubl                     Director and Senior Vice President
       Thomas J. Warga                   Senior Vice President and
                                           General Auditor

       Richard W. Zuccaro                Tax Vice President

       Robert E. Brady                   Vice President
       Jay S. Calhoun                    Vice President and Treasurer
       David J. Krystel                  Vice President
       Linda M. Livornese                Vice President

   John H. O'Byrne                   Vice President and Chief Compliance Officer
   Frank Mistero                     Vice President

   Anthony W. Polis                  Vice President and Chief Financial Officer

   Louis H. Adasse                   Corporate Vice President
   Paul C. Miller                    Corporate Vice President
   Thomas J. Murray                  Corporate Vice President
   Phyllis Zwarick                   Corporate Vice President
   Arphielia Arizmendi               Assistant Vice President
   Antoinette B. Cirillo             Assistant Vice President
   George R. Daoust                  Assistant Vice President
   Geraldine Lorito                  Assistant Vice President
   Nancy Brenner                     Secretary

   Mark A. Gomez                     Assistant Secretary


(c) Commissions and Other Compensation

        Name of     New Underwriting  Compensation on
        Principal    Discounts and     Redemption or    Brokerage
       Underwriter    Commissions      Annuitization   Commission  Compensation
       -----------  ----------------  ---------------  ----------  ------------
NYLIFE
Distributors Inc.        -0-               -0-            -0-          -0-

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31.    MANAGEMENT SERVICES - Not applicable.


ITEM 32.    UNDERTAKINGS - Not applicable.



      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES



         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC MFA Separate Account-II, hereby represents that the fees and charges deducted under the Facilitator Multi-Funded Retirement Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.



SECTION 403(B) REPRESENTATIONS

         Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 25th day of April, 1997.


                                             NYLIAC MFA SEPARATE ACCOUNT-II
                                                      (Registrant)


                                             By /s/David J. Krystel
                                               ---------------------------------

                                                     David J. Krystel
                                                      Vice President

                                             NEW YORK LIFE INSURANCE AND
                                             ANNUITY CORPORATION
                                                      (Depositor)


                                             By /s/David J. Krystel
                                               ---------------------------------

                                                     David J. Krystel
                                                      Vice President


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

  Jay S. Calhoun*            Vice President, Treasurer and Director
                               (Principal Financial Officer)




  Maryann L. Ingenito*       Vice President and Controller
                               (Principal Accounting Officer)

  Richard M. Kernan, Jr.*    Director




  Robert D. Rock*            Senior Vice President and Director

  Frederick J. Sievert*      Executive Vice President and Director

  Stephen N. Steinig*        Senior Vice President, Chief Actuary and Director


  Seymour Sternberg*         President and Director (Principal Executive
                             Officer)



*By /s/David J. Krystel
   --------------------

       David J. Krystel
       Attorney-in-Fact

       April 25, 1997

                                  EXHIBIT INDEX

Exhibit
Number                    Description
------                    -----------
(4)(a)        Specimen Non-Qualified Flexible Premium Policy

(4)(b)        Specimen Non-Qualified Single Premium Policy

(9)           Opinion and Consent of Robert J. Hebron, Esq.

(10)(a)       Consent of Price Waterhouse, LLP

(14)          Financial Data Schedule